SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2)
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

BIOENVISION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

October 20, 2006

Dear Stockholder:

On behalf of Bioenvision, Inc., I cordially invite you to attend the 2006 annual meeting of stockholders of the company, which will be held at 11:00 a.m., local time, on Friday, December 15, 2006, at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022. At the annual meeting, stockholders will be asked:

1.	To elect six directors to our board of directors;
2.	Approve and adopt an amendment to our 2003 Stock Incentive Plan to increase the number of shares that may be granted under the plan from 4,500,000 to 6,750,000;
3.	Ratify the appointment of J.H. Cohn LLP as our independent auditors for the fiscal year ending June 30, 2007; and
4.	Transact any other business that may properly come before the meeting;

all as described in the attached notice of annual meeting of stockholders and proxy statement.

The directors and officers of the company hope that as many stockholders as possible will be present at the meeting. Because the vote of each stockholder is important, we ask that you sign and return the enclosed proxy card in the envelope provided whether or not you plan to attend the meeting. This will not limit your right to change your vote prior to or at the meeting.

We appreciate your interest in the company. To assist us in preparation for the meeting, please return your proxy card at your earliest convenience.

Sincerely,

/s/ Christopher B. Wood, M.D.

Christopher B. Wood, M.D.

Chairman and Chief Executive Officer

BIOENVISION, INC.

345 Park Avenue, 41st Floor

New York, NY 10154

(212)750-6700

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

Date:	December 15, 2006
Time:	11:00 a.m., local time
Place:	Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022

Dear Stockholder:

At the annual meeting, we will ask you to:

•	Elect six directors to our board of directors to serve until our next annual meeting of stockholders and until such directors’ successors are duly elected and qualify;
•	Approve and adopt an amendment to our 2003 Stock Incentive Plan to increase the number of shares that may be granted under the plan from 4,500,000 to 6,750,000;
•	Consider and vote upon the ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007; and
•	Transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

October 18, 2006 is the record date for the annual meeting. This means that holders of our voting stock at the close of business on that date are entitled to:

•	Receive notice of the annual meeting; and
•	Vote at our meeting and any adjournment or postponement of the meeting.

We have enclosed a proxy statement and proxy card solicited by the board of directors. We have also enclosed a copy of our annual report for the fiscal year ended June 30, 2006 which is not a part of the proxy soliciting materials.

Your vote is important. Whether or not you plan to attend the annual meeting, please complete, sign, date and return your proxy card promptly in the enclosed prepaid envelope so your shares can be represented. Please see the proxy card for instructions on how to vote. If you fail to return your proxy card, your vote will not be counted, unless you attend the meeting and vote in person. You can revoke your proxy at any time prior to its exercise at the annual meeting by following the instructions in the proxy statement or by attending the meeting and voting in person.

By order of the board of directors,

/s/ David P. Luci

David P. Luci

Chief Financial Officer, General Counsel and Corporate Secretary

October 20, 2006

YOUR VOTE AT THE ANNUAL MEETING IS VERY IMPORTANT

Please indicate your vote on the enclosed prepaid proxy card, sign and date the proxy card and return it in the enclosed prepaid envelope as soon as possible, even if you plan to attend the annual meeting. If you have questions about voting your shares, please contact Kristen M. Dunker, Esq., Associate General Counsel, Bioenvision, Inc., 345 Park Avenue, 41st Floor, New York, NY, 10154, (212) 750-6700.

If you attend the annual meeting you will be able to revoke your proxy and vote in person.

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BIOENVISION, INC.

345 Park Avenue, 41st Floor

New York, NY 10154

(212) 750-6700

_______________________

PROXY STATEMENT

for

2006 Annual Meeting of Stockholders

To be held on December 15, 2006

_______________________

This proxy statement is being mailed to you in connection with the solicitation of proxies by the board of directors of Bioenvision, Inc. for use at its 2006 annual meeting of stockholders and any adjournment or postponement thereof. The annual meeting will be held on the date, at the time and place and for the purposes indicated in the foregoing notice. This proxy statement, the foregoing notice and the enclosed proxy card are first being sent on or about October 20, 2006 to stockholders of record as of the close of business on October 18, 2006.

The date, time and place of the annual meeting are:

Date:	December 15, 2006
Time:	11:00 a.m., local time
Place:	Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022

At the annual meeting, stockholders will be asked to:

•

Elect the following nominees as our directors to serve until our next annual meeting of stockholders and until such directors’ successors are duly elected and qualify: Christopher B. Wood, M.D.; Michael Kauffman, M.D.; Thomas Scott Nelson, C.A.; Steven A. Elms, Andrew Schiff, M.D. and Joseph P. Cooper;

•	Approve and adopt an amendment to our 2003 Stock Incentive Plan to increase the number of shares that may be granted under the plan from 4,500,000 to 6,750,000;
•

Consider and vote upon the ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm, referred to herein as our independent auditors, for the fiscal year ending June 30, 2007; and

•	Transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

Our principal office is located at 345 Park Avenue, 41st Floor, New York, NY 10154 and our telephone number is (212) 750-6700.

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GENERAL INFORMATION

ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is asking for your proxy to vote your shares at the annual meeting. We have summarized information in the proxy statement that you should consider in deciding how to vote at the annual meeting. But you do not have to attend in order to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Who can vote?

You can vote if, as of the close of business on October 18, 2006, you were a stockholder of record of our common stock or our Series A Convertible Participating Preferred Stock (“Series A Preferred Stock”). On that date, 41,458,615 shares of our common stock were outstanding and entitled to vote and 2,250,000 shares of our Series A Preferred Stock were outstanding and entitled to vote. Our common stock and Series A Preferred Stock are the only classes of voting stock outstanding. On each matter to be voted upon at the annual meeting, holders of our common stock and Series A Preferred Stock will vote together as a single class. Each share of common stock is entitled to one vote. Each share of Series A Preferred Stock is convertible into two shares of common stock, therefore when the Series A Preferred Stock votes together with the common stock as a single class, each share of Series A Preferred Stock, based on the conversion ratio, will have two votes.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of 22,979,308 shares representing a majority of the votes that may be cast by all outstanding shares of common stock and Series A Preferred Stock as of the record date, voting together as a single class, must be present to hold the meeting. However, in the event that a quorum is not present, the holders of our common stock and Series A Preferred Stock present in person or by proxy entitled to cast a majority of the votes that all such shares which are present in person or by proxy may cast, when the common stock and Series A Preferred Stock vote together as a single class, shall have the power to adjourn the meeting from time to time until a quorum is present. Abstentions from voting and broker “non-votes” will be counted towards a quorum. A broker “non-vote” occurs when the nominee holding a stockholder’s shares does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the stockholder.

What vote is required and what is the method of calculation?

The nominees for director who receive the most votes for the number of positions to be filled will be elected.

Approval of the amendment to our 2003 Stock Incentive Plan will require the affirmative vote of a majority of the votes that may be cast by the shares of common stock and Series A Preferred Stock, voting together as a class, present in person or represented by proxy at the annual meeting and entitled to vote thereon.

The ratification of the appointment of J.H. Cohn LLP as our independent auditors will require the affirmative vote of a majority of the votes that may be cast by the shares of common stock and Series A Preferred Stock, voting together as a class, present in person or represented by proxy at the annual meeting and entitled to vote thereon.

Any other matter that may be voted on at the meeting will generally require the affirmative vote of a majority of the votes that may be cast by the shares of common stock and Series A Preferred Stock, voting together as a class, present in person or represented by proxy at the annual meeting and entitled to vote thereon.

Abstentions will have no effect on the election of directors, and abstentions or broker “non-votes” will not be counted for or against any other matters that may be acted on at the annual meeting.

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What matters will be voted on?

Our board of directors does not intend to bring any other matters before the meeting except the election of six directors, the approval of the amendment to our 2003 Stock Incentive Plan and the ratification of J.H. Cohn LLP, as our independent auditors. We are not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the annual meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How do I vote by proxy?

When you return your properly signed and dated proxy card prior to the annual meeting, your shares will be voted in accordance with your instructions marked on the proxy card. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as recommended by our board of directors.

Can I change my vote after I return my proxy card?

Yes. You can change or revoke your proxy at any time before the annual meeting by notifying us in writing, by sending another executed proxy dated later than the first proxy card or by attending the annual meeting and voting in person.

Can I vote in person at the annual meeting instead of voting by proxy?

Yes. However, we encourage you to complete and return the enclosed proxy card to ensure that your shares are represented and voted. If you attend the annual meeting in person, you may then vote in person even though you returned your proxy card.

Who will count the votes?

Representatives of American Stock Transfer & Trust Company will count the votes and will serve as the independent inspector of election.

Who pays for this proxy solicitation?

We do. We will pay all costs in connection with the meeting, including the cost of preparing, assembling and mailing proxy materials, handling and tabulating the proxies returned, and charges of brokerage houses, nominees and fiduciaries in forwarding proxy materials to our beneficial owners. We do not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this proxy statement, the cost is estimated to be less than $10,000, plus reasonable out-of-pocket expenses.

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_________________________________

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the adequacy

or accuracy of the disclosure in this proxy statement. Any representation to the contrary is a criminal offense.

_________________________________

This proxy statement provides you with detailed information about the election of six directors to our board of directors, the proposed amendment to our 2003 Stock Incentive Plan and the ratification of the appointment of J.H. Cohn LLP as our independent auditors and related matters. We encourage you to read this entire document carefully.

We make forward-looking statements in this proxy statement that are subject to risks and uncertainties. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, or anticipated growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness or any of these forward-looking statements.

PROPOSAL 1--ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

At the annual meeting, the stockholders will elect six directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. Our board of directors has nominated the individuals listed below to serve as directors. All nominees are currently members of the board of directors. Our board of directors appointed Joseph P. Cooper as a director effective October 6, 2006. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted “FOR” the election of each of the individuals listed below. The six nominees receiving a plurality of the votes cast for director will be elected. Should any nominee become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other person as the board of directors may recommend. Our board of directors has no reason to believe that such nominees will be unable or unwilling to serve. Our board of directors does not currently have a nominating or similar committee, but the board of directors has adopted a director nomination policy whereby, in connection with the nomination of candidates to our board, director nominees will either be selected, or recommended for the board’s selection, by a majority of the independent directors of our board in accordance with NASDAQ requirements.

Our board of directors has considered transactions and relationships between each director or any member of his immediate family and the company and its subsidiaries and affiliates. Our board of directors has determined that Messrs. Elms, Schiff, Nelson, Kauffman and Cooper are independent under the criteria for independence set forth in the NASDAQ listing standards, and therefore, upon the election of all six nominees, we will meet the NASDAQ requirement for a majority of independent directors serving on the board of directors.

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Nominees for Election of Directors

The names, ages as of October 20, 2006 and existing positions with us of the nominees, if any, are as follows:

Name of Individual	Age	Position with Bioenvision

Christopher B. Wood, M.D.	60	Chairman of the Board and Chief Executive Officer
Michael Kauffman, M.D.	43	Director
Thomas Scott Nelson, C.A.	67	Director
Steven A. Elms	42	Director
Andrew Schiff, M.D.	41	Director
Joseph P. Cooper	48	Director

The name, principal occupation for the last five years, selected biographical information and the period of service as our director of each of the nominees is set forth below.

Christopher B. Wood, M.D. has served as our chairman of the board of directors and chief executive officer since January 1999. From January 1997 to December 1998, Dr. Wood was chairman of the board of Eurobiotech, Inc., a Delaware company. From March 1994 to January 1997, Dr. Wood was a specialist surgeon in the National Health Service in the United Kingdom. From April 1979 to March 1991, Dr. Wood was a specialist surgeon at The Royal Postgraduate Medical School, London, England. Dr. Wood holds an M.D. from the University of Wales School of Medicine and the Fellowship of the Royal College of Surgeons of Edinburgh.

Michael Kauffman M.D., Ph.D. was named a director in January 2004. Dr. Kauffman is currently the president and chief executive officer of Predix Pharmaceuticals. Prior to that he was the vice president, medicine, and Proteasome Inhibitor (VELCADE™) Program Leader at Millennium Pharmaceuticals Inc. Prior to that, Dr. Kauffman held senior positions at Millennium Predictive Medicine, Inc., as cofounder and vice president of Medicine, and at Biogen Corporation. Dr. Kauffman received his M.D. and Ph.D. (molecular biology and biochemistry) at Johns Hopkins and his postdoctoral training at Harvard University. He is board certified in internal medicine, and comes with over 10 years of experience in drug discovery and development.

Thomas Scott Nelson, C.A. was named a director in May 1998. Mr. Nelson served as our chief financial officer from May 1998 to September 2002. From 1996 to 1999, Mr. Nelson served as the director of finance of the management board of the Royal & Sun Alliance Insurance Group. From 1991 to 1996, Mr. Nelson served as group finance director of the main board of Sun Alliance Insurance Group. He has served as chairman of the United Kingdom insurance industry committee on European regulatory, fiscal and accounting issues. He has also worked with Deloitte in Paris and as a consultant with PA Consultants Management. Mr. Nelson is a member of the Institute of Chartered Accountants of Scotland and a fellow of the Institute of Cost and Management Accountants. Mr. Nelson holds a B.A. degree from Cambridge University.

Steven A. Elms was named a director in May 2002. Mr. Elms serves as a managing director of Perseus-Soros Management, LLC, an affiliate of the Perseus-Soros Biopharmaceutical Fund, LP. For five years prior to joining Perseus-Soros, Mr. Elms was a principal in the Life Science Investment Banking group of Hambrecht & Quist (now J.P. Morgan H&Q). Mr. Elms also serves as a director of Adams Respiratory Therapeutics, Inc.

Andrew Schiff, M.D. was named a director in May 2002. Dr. Schiff currently serves as a managing director of Perseus-Soros Management, LLC, an affiliate of the Perseus-Soros Biopharmaceutical Fund, LP. Over the last 10 years, Schiff has practiced internal medicine at The New York Presbyterian Hospital where he maintains his position as a Clinical Assistant Professor of Medicine. Dr. Schiff also serves as a director of Adams Respiratory Therapeutics, Inc.

Joseph P. Cooper was appointed by our board of directors as a director effective October 6, 2006. Mr. Cooper currently serves as Executive Vice President, Corporate and Product Development of Medicis Pharmaceutical Corporation, a position he has held since July 2006. From January 2001 to July 2006, Mr. Cooper served as Executive Vice President, Corporate Development. From February 1996 to January 2001, Mr. Cooper served as Senior Vice President, Manufacturing and Distribution. Prior to that, he held management positions with Schein Pharmaceuticals, Inc. and G.D. Searle. Mr. Cooper currently serves on the Board of Directors for the Southwest Autism Research and Resource Center.

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Vote Required and Board of Director’s Recommendation

The election to the board of directors of each of our six nominees will require the affirmative vote of a plurality of the votes cast at the annual meeting by all outstanding shares of common stock and Series A Preferred Stock voting together as a class.

Our board of directors unanimously recommends voting “FOR” the election to the board of directors of each of the six nominees named above.

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BOARD OF DIRECTORS; COMMITTEES

Our board of directors has six members and is currently comprised of Messrs. Elms, Nelson and Cooper and Drs. Wood, Schiff and Kauffman.

Our board of directors currently has two standing committees: the Audit Committee and the Compensation Committee.

The board of directors does not have a standing Nominating Committee. All nominees are currently members of the board of directors. Our board of directors has adopted a director nomination policy whereby, in connection with the nomination of candidates to our board, director nominees will either be selected, or recommended for our board’s selection, by a majority of the independent directors of our board in accordance with NASDAQ requirements.

The Audit Committee is currently comprised of Messrs. Elms and Nelson and Drs. Schiff and Kauffman; with Mr. Elms serving as chairman of the Audit Committee. All current and proposed Audit Committee members are independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards and meet the criteria for independence set forth in Rule 10A-3 under the Exchange Act. All members of the Audit Committee are financially literate and our board of directors has determined that Mr. Nelson (i) is an “audit committee financial expert” within the meaning of Item 401(h) of Regulation S-K under the Exchange Act and (ii) is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. The Audit Committee appoints our independent auditors and oversees the quality and integrity of our financial reporting and the audits of our financial statements by our independent auditors. In fulfilling its oversight function, the Audit Committee reviews with our management and independent auditors the scope and result of the annual audit, our auditors’ independence and our accounting policies. The board of directors has adopted a written charter of the Audit Committee.

The Compensation Committee is currently comprised of Mr. Elms and Drs. Schiff and Kauffman; with Dr. Kauffman serving as chairman of the Compensation Committee. The Compensation Committee reviews and approves the compensation of executive officers and establishes targets and incentive awards under our incentive compensation plans.

During the fiscal year ended June 30, 2006, (i) the board of directors held 6 meetings; (ii) the Audit Committee held 9 meetings and (iii) the Compensation Committee held 1 meeting. During the fiscal year ended June 30, 2006, each director attended at least 75% of the meetings of the board of directors and meetings of committees on which he served.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. This code of business conduct and ethics is designed to comply with SEC regulations and NASDAQ listing standards related to codes of conduct and ethics and is posted on our corporate website at www.bioenvision.com. A copy of our code of business conduct and ethics is available free of charge, upon request directed to Investor Relations, Bioenvision, Inc., 345 Park Avenue, 41st Floor, New York, NY, 10154, (212) 750-6700.

Director Attendance at Annual Meeting of Shareholders.

We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. At our last annual meeting, which was held December 12, 2005, two directors attended.

Compensation of Directors

Our policy is that non-management directors are entitled to receive a director’s fee of $2,000 per meeting for attendance at meetings of the board of directors that they attend in person, $1,000 per meeting for attendance at meetings of committees of the board of directors that they attend in person, and $250 for each board or committee

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meeting they attend by teleconference. In addition, they are reimbursed for actual expenses incurred in respect of such attendance. We do not separately compensate employees for serving as directors. We do not provide additional compensation for committee participation or special assignments of the board of directors.

In connection with joining our board of directors, on January 20, 2004, Dr. Michael Kauffman was granted an option to purchase 25,000 shares of our common stock at an exercise price of $4.55 (the fair market value of our common stock on the date of the grant), 12,500 of which vested on January 20, 2005 and 12,500 of which vested on January 20, 2006. On January 6, 2005, Dr. Michael Kauffman was granted an option to purchase 7,500 shares of our common stock at an exercise price of $8.17 (the fair market value of our common stock on the date of grant), 1,875 of which vested immediately, and the remainder shall vest on each of the first, second and third anniversaries of the grant date. On January 6, 2006, each of Thomas Scott Nelson and Dr. Michael Kauffman were granted an option to purchase 15,000 shares of our common stock at an exercise price of $7.01 (the fair market value of our common stock on the date of grant), 3,750 of which vested immediately, and the remainder shall vest on each of the first, second and third anniversaries of the grant date.

Communication with the board of directors

Our board of directors has established a process for stockholders and other interested parties to communicate with the board of directors or an individual director. A stockholder may contact the board of directors or an individual director by writing to their attention at our principal executive offices at Bioenvision, Inc., 345 Park Avenue, 41st Floor, New York, New York 10154. All communications will be forwarded to the board of directors or the individual director.

Compensation Committee Interlocks and Insider Participation

During the year ended June 30, 2006, the compensation committee of the board of directors was comprised of Mr. Elms and Drs. Schiff and Kauffman. None of the committee’s members was employed by us as an officer or employee during the year ended June 30, 2006. No committee member had any interlocking relationships requiring disclosure under applicable rules and regulations.

For a description of certain relationships and transactions with members of the board of directors or their affiliates, see “—Certain Relationships and Related Transactions” beginning on page 22.

EXECUTIVE AND SENIOR OFFICERS

The following sets forth the positions, ages as of October 20, 2006 and selected biographical information for our executive and senior officers.

Christopher B. Wood, M.D., age 60, has served as our chairman of the board of directors and chief executive officer since January 1999. From January 1997 to December 1998, Dr. Wood was chairman of Eurobiotech, Inc., a Delaware company. From March 1994 to January 1997, Dr. Wood was a specialist surgeon in the National Health Service, United Kingdom. From April 1979 to March 1991, Dr. Wood was a specialist surgeon at The Royal Postgraduate Medical School, London, England. Dr. Wood holds an M.D. from the University of Wales School of Medicine and the Fellowship of the Royal College of Surgeons of Edinburgh.

David P. Luci, C.P.A., Esq., age 40, has served as our chief financial officer, general counsel and corporate secretary since July 2004, after serving as director of finance, general counsel and corporate secretary since July 2002. From September 1994 to July 2002, Mr. Luci served as a corporate associate at Paul, Hastings, Janofsky & Walker LLP (New York office). Prior to that, Mr. Luci served as a senior auditor at Ernst & Young LLP (New York office). Mr. Luci is a certified public accountant. He holds a Bachelor of Science in Business Administration with a concentration in accounting from Bucknell University and a J.D. (cum laude) from Albany Law School of Union University.

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Hugh S. Griffith, age 38, has served as Chief Operating Officer of Bioenvision, Ltd., our wholly-owned sales and marketing subsidiary, since July 2004 after serving as Commercial Director (Europe) since October 2002. Mr. Griffith served as Executive Commercial Director of QuantaNova Ltd. from January 2002 to September 2002. From October 1995 to December 2001, Mr. Griffith held several senior commercial positions at Abbott Laboratories, including Senior Business Unit Manager, Business Development Manager and Area Sales Manager. From April 1992 to October 1995 Mr. Griffith served with Parke-Davis, Warner Lambert. Mr. Griffith holds a Masters of Business Administration from Cardiff Business School, University of Wales; a Diploma of Marketing; and a Bachelor of Science with Honours in Biology from the University of Stirling in Scotland.

Ian Abercrombie, age 45, has served as Programme Director (Europe) since July 2005 and previously as Sales Manager (Europe) since January 2003. Mr. Abercrombie joined us from his position of European Sales and Marketing Director with Biolitec Pharma, which he held from February of 2002 through January of 2003. From 1995 through January of 2002, Mr. Abercrombie was with Johnson & Johnson. Mr. Abercrombie holds a Bachelor of Science in Marketing from the University of Stirling in Scotland.

Kristen M. Dunker, Esq., age 32, has served as Vice President, Corporate Compliance and Associate General Counsel since June 2004. From September 1999 to June 2004, Ms. Dunker served as a corporate associate at Paul, Hastings, Janofsky & Walker LLP. Ms. Dunker holds a Bachelor of Science in Business Administration from Bucknell University and a J.D. from the University of Denver College of Law.

Robert Sterling, age 43, has served as Vice President, Product Development since July 2004, after serving as Vice President, Veterinary Affairs since July 2002. He is responsible for development of our anti-viral, anti-microbial and veterinary businesses. Before joining us, Mr. Sterling worked for nine years at Hoechst Roussel Vet, where he held various marketing and sales positions. Mr. Sterling holds a B.S. degree from Penn State University.

Andrew Saunders, M.D., age 41, has served as Medical Director at Bioenvision since May 2005. Dr. Saunders joined us from Global Drug Development at Hoffman-La-Roche where he was Clinical Science Leader for MabThera oncology with global medical and scientific responsibility for the MabThera development programme. From 2000 to 2002, Dr. Sanders held the position of European Clinical Research Physician in oncology with Eli Lilly & Company. Dr. Saunders holds a Degree in Medicine (1989) from Trinity College Dublin, Republic of Ireland including primary degree qualifications as follows: Batchelor of Medicine; Batchelor of Surgery; Batchelor of Obstetrics; Batchelor of Arts. Dr. Saunders underwent post-graduate training in general medicine and haematology and his Post-Graduate qualifications include: MRCP (Member of Royal College of United Kingdom) in 1996; and MFPM (Member of Faculty Pharmaceutical Medicine) in 2000.

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Report of the Audit Committee of the Board of Directors*

Our board of directors’ audit committee carries out oversight functions with respect to the preparation, review and audit of our financial statements and operates under a written charter adopted by the board of directors.

The audit committee is comprised of Messrs. Elms and Nelson and Drs. Schiff and Kauffman; with Mr. Elms serving as chairman of the audit committee. All current and proposed audit committee members are independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards and under Rule 10A-3 of the Securities Exchange Act of 1934, as amended. All members of the audit committee are financially literate and the board of directors has determined that Mr. Nelson (i) is an “audit committee financial expert” and (ii) is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. The development, maintenance and evaluation of internal controls and procedures and the financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation of financial statements in accordance with generally accepted accounting principles are the responsibility of our management. Our independent auditors perform an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issue a report thereon. The audit committee’s responsibility is to monitor and oversee the foregoing functions. A brief description of the audit committee’s responsibilities is set forth under the caption “----Board of Directors; Committees.”

The audit committee has met and held discussions with management and the independent auditors with respect to our consolidated financial statements for fiscal year ended June 30, 2006 and related matters. Management advised the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles and the committee has reviewed and discussed the consolidated financial statements with management and our independent auditors. The independent auditors presented to and reviewed with the audit committee the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent auditors also provided to the committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and in connection therewith the committee discussed with the independent auditors their views as to their independence. In undertaking its oversight function, the audit committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on our financial statements.

Based on the audit committee’s considerations, discussions with management and the independent auditors as described above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on the Form 10-K for the fiscal year ended June 30, 2006 filed with the Securities and Exchange Commission.

Audit Committee

Steven A. Elms

Scott Thomas Nelson

Andrew Schiff, M.D.

Michael Kauffman, M.D.

_________________________

*

The material in this report is not “solicitation material,” is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

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EXECUTIVE COMPENSATION

The following table sets forth for the years indicated the compensation paid and awarded to all individuals serving as (a) our chief executive officer, (b) each of our four other most highly compensated executive officers (other than our chief executive officer) who were serving as executive officers at the end of our fiscal year ended June 30, 2006 and whose total annual salary and bonus exceeded $100,000 for these periods, and (c) up to two additional individuals, if any, for whom disclosure would have been provided pursuant to (b) except that the individual(s) were not serving as our executive officers at the end of our fiscal year ended June 30, 2006, which we refer to as the named executive officers:

Summary Compensation Table

	Annual Compensation				Long term compensation Awards Payouts
Name and Principal Position	Year	Salary	Bonus	Other	Securities underlying options/ SARs	LTIP payouts	All other compen-sation
		$	$	$		$	$
Christopher B. Wood, M.D., Chairman and Chief Executive Officer	2006	312,000	90,000	31,200(1)	1,700,000(2)	—	—
	2005	300,000	129,000	30,000(3)	195,000(4)	—	—

	2004	225,000	—	—	—	—	—

David P. Luci, Esq., Chief Financial Officer, General Counsel and Corporate Secretary	2006	286,000	60,000(6)	91,575(5)	285,000(5)(6)	—	—
	2005	275,000	86,000(7)	—	160,000	—	—
	2004	220,000	20,000(8)	—	— (5)(9)	—	—

Hugh S. Griffith, Chief Operating Officer (Europe)	2006	260,000(10)	60,000	26,483(11)	250,000(12)	—	—
	2005	250,000	86,000	46,090(13)	160,000	—	—
	2004	216,000	—	36,400(14)	175,000(15)	—	—

Andrew Saunders, M.D.	2006	222,000(16)	35,000	17,770(17)	50,000(18)	—	—
	2005	231,250(19)	—	—	50,000(20)	—	—

	2004	—	—	—	—	—	—

Kristen M. Dunker, Esq.	2006	176,000	45,000	—	67,500(21)	—	—
	2005	170,000	50,000	—	36,250(22)	—	—
	2004	135,000	—	—	140,000(23)	—	—

(1)	Represents our sponsored contribution to Dr. Wood’s pension plan.
(2)

On January 6, 2006, Dr. Wood was granted options to purchase 200,000 shares of our common stock at $7.01 per share. Of these options, options to purchase 50,000 shares of our common stock vested immediately and options to purchase 50,000 shares of our common stock vest and become exercisable, subject to certain circumstances, on each of the first, second and third anniversaries of the grant date. On April 30, 2001, Dr. Wood was granted options to purchase 1,500,000 shares of our common stock at $1.25 per share. The options were immediately exercisable and originally expired on April 30, 2006 but on March 30, 2006, the exercise period was subsequently extended to April 30, 2011.

(3)	Represents our sponsored contribution to Dr. Wood’s pension plan.
(4)

On January 6, 2005, Dr. Wood was granted options to purchase 195,000 shares of our common stock at $8.17 per share. Of these options, options to purchase 48,750 shares of our common stock vested immediately and options to purchase 48,750 shares of our common stock vest and become exercisable, subject to certain circumstances, on each of the first, second and third anniversaries of the grant date.

(5)

On December 12, 2005, we cancelled options to purchase 185,000 shares of our common stock that were originally issued below fair market value with an exercise price of $4.05. We reissued these options at the fair market value on January 20, 2004 (original grant date) with an exercise price of $4.55 and provided Mr. Luci a cash bonus of $91,575 in return for the increase in the exercise price. The original vesting terms and remaining exercise price of the original grant on date of modification was utilized in the amended grant.

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(6)

On January 6, 2006, Mr. Luci was granted options to purchase 100,000 shares of our common stock at $7.01 per share. Of these options, options to purchase 25,000 shares of our common stock vested immediately and options to purchase 25,000 shares of our common stock vest and become exercisable, subject to certain circumstances, on each of the first, second and third anniversaries of the grant date. In addition, Mr. Luci’s 2006 annual bonus amount excludes $384,000 which constitutes the value of the equity component of Mr. Luci’s annual bonus (options to purchase 100,000 shares of common stock intrinsically valued at $3.84 per share and granted on January 6, 2006).

(7)

Excludes $872,000 which constitutes the value of the equity component of Mr. Luci’s 2005 annual bonus (options to purchase 160,000 shares of our common stock intrinsically valued at $5.45 per share and granted on January 6, 2005).

(8)

Excludes $370,000 which constitutes the value of the equity component of Mr. Luci’s 2004 annual bonus (options to purchase 185,000 shares of our common stock intrinsically valued at $2 per share and granted on January 20, 2004).

(9)

On January 20, 2004, Mr. Luci was granted options to purchase 185,000 shares of our common stock at the five day average trading price for the first five days of the year. Of these options, options to purchase 61,666 shares of our common stock vest and become exercisable, subject to certain circumstances, on the first anniversary of the grant date and options to purchase 61,667 shares of our common stock vest and become exercisable, on each of the second and third anniversaries of the grant date.

(10)	Mr. Griffith’s base salary is $260,000 converted to GBP at an exchange rate of 1.78.
(11)	Represents our sponsored contribution to Mr. Griffith’s pension plan.
(12)

On January 6, 2006, Mr. Griffith was granted options to purchase 250,000 shares of our common stock at $7.01 per share. Of these options, options to purchase 62,500 shares of our common stock vested immediately and options to purchase 62,500 shares of our common stock vest and become exercisable, subject to certain circumstances, on each of the first, second and third anniversaries of the grant date.

(13)	Represents our sponsored contribution to Mr. Griffith’s pension plan.
(14)	Represents our sponsored contribution to Mr. Griffith’s pension plan.
(15)

On January 20, 2004, Mr. Griffith was granted options to purchase 175,000 shares of our common stock at $4.05 per share. Of these options, options to purchase 58,333 shares of our common stock vest and become exercisable, subject to certain circumstances, on each of the first, second and third anniversaries of the grant date.

(16)	Dr. Saunders’ base salary is $222,000 converted to GBP at an exchange rate of 1.78.
(17)	Represents our sponsored contribution to Dr. Saunders’ pension plan.
(18)

On January 6, 2006, Dr. Saunders was granted options to purchase 50,000 shares of our common stock at $7.01 per share. Of these options, options to purchase 12,500 shares of our common stock vested immediately and options to purchase 12,500 shares of our common stock vest and become exercisable, subject to certain circumstances, on each of the first, second and third anniversaries of the grant date.

(19)	Dr. Saunders’ base salary is 125,000 GBP, which converts to $231,250 at an exchange rate of 1.85.
(20)

On March 16, 2005, Dr. Saunders was granted options to purchase 50,000 shares of our common stock at $5.44 per share. Of these options, options to purchase 12,500 shares of our common stock vest and become exercisable, subject to certain circumstances, on June 30, 2005 and options to purchase 12,500 shares of our common stock vest and become exercisable, subject to certain circumstances, on each of the first, second and third anniversaries of the grant date.

(21)

On January 6, 2006, Ms. Dunker was granted options to purchase 67,500 shares of our common stock at $7.01 per share. Of these options, options to purchase 16,875 shares of our common stock vested immediately and options to purchase 16,875 shares of our common stock vest and become exercisable, subject to certain circumstances, on each of the first, second and third anniversaries of the grant date.

(22)

On January 6, 2005, Ms. Dunker was granted options to purchase 36,250 shares of our common stock at $8.17 per share. Of these options, options to purchase 9,063 shares of our common stock vested immediately and options to purchase 9,063 shares of our common stock vest and become exercisable, subject to certain circumstances, on each of the first, second and third anniversaries of the grant date.

(23)

On June 22, 2004, Ms. Dunker was granted options to purchase 140,000 shares of our common stock at $8.25 per share. Of these options, options to purchase 30,000 shares of our common stock vested immediately and options to purchase 55,000 shares of our common stock vest and become exercisable on each of the first and second anniversaries of the grant date.

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EMPLOYMENT AGREEMENTS

We have entered into employment agreements with certain of our principal executive officers. Pursuant to these agreements, our executive officers agree to devote all or a substantial portion of their business and professional time and effort to our business as executive officers. The employment agreements provide for certain compensation packages, which include bonuses and other incentive compensation. The agreements also contain covenants restricting the employees from competing with us and our business and prohibiting them from disclosing confidential information about us and our business.

On September 1, 1999, we entered into an employment agreement with Christopher B. Wood, M.D. under which he serves as our chairman and chief executive officer. The initial term of Dr. Wood’s employment agreement is two years with automatic one-year extensions thereafter unless either party gives written notice to the contrary. On December 31, 2002, we entered into a new employment agreement with Dr. Wood, under which he continues to serve as our chairman and chief executive officer. Under this contract, the term is one year, with automatic one-year extensions thereafter unless either party provides written notice to the contrary. Dr. Wood’s new employment agreement provides for an initial base salary of $225,000, a bonus as determined by the board of directors, health insurance and other benefits currently or in the future provided to our key employees. If Dr. Wood’s employment is terminated other than for cause or if he resigns for good reason or if a change of control occurs, he will receive a lump sum payment in an amount equal to his then current annual base salary and any and all unvested options will vest and immediately become exercisable.

On October 23, 2002, we entered into an employment agreement with Hugh S. Griffith, pursuant to which he agrees to serve as our Commercial Director (Europe). The initial term of Mr. Griffith’s employment agreement is one-year, with automatic six (6) month extensions thereafter unless either party provides written notice to the contrary. If Mr. Griffith’s employment is terminated other than for cause or if he resigns for good reason or if a change of control occurs, he will receive a lump sum payment in an amount equal to 0.5 multiplied by the sum of his then current annual base salary plus a payment equal to six (6) months of his then current base salary in complete satisfaction of our obligation to provide no less than six (6) months prior written notice as set forth in the employment agreement.

On January 6, 2003, we entered into an employment agreement with Ian Abercrombie, pursuant to which he agreed to serve as our sales manager (Europe) and now serves as Programme Director (Europe). The initial term of Mr. Abercrombie’s employment agreement is one-year, with automatic six (6) month extensions thereafter unless either party provides written notice to the contrary. If Mr. Abercrombie’s employment is terminated other than for cause or if he resigns for good reason or if a change of control occurs, he will receive a payment equal to six (6) months of his then current base salary in complete satisfaction of our obligation to provide no less than six (6) months prior written notice as set forth in the employment agreement.

On March 31, 2003, we entered into an employment agreement with David P. Luci, pursuant to which he agreed to serve as our director of finance, general counsel and corporate secretary and now serves as our chief financial officer, general counsel and corporate secretary. The initial term of Mr. Luci’s employment agreement is one-year, with automatic one-year extensions thereafter unless either party provides written notice to the contrary. If Mr. Luci’s employment is terminated other than for cause or if he resigns for good reason or if a change of control occurs, he will receive a lump sum payment in an amount equal to 1.5 multiplied by the sum of (i) his then current annual base salary plus (ii) his then average annual bonus for the preceding two years and any and all unvested options will vest and immediately become exercisable.

13

STOCK OPTIONS AND LONG TERM INCENTIVE PLANS

Option/SAR Grants in Last Fiscal Year

The following table sets forth information concerning option/SAR grants in our fiscal year ended June 30, 2006 to each named executive officer:

	Individual Grants				Potential Realizable
	Number of securities underlying	Percent of total options/SARs granted to	Exercise or		Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	options/SARs granted (#)	employees in fiscal year	base price ($/share)	Expiration Date	5% ($)	10% ($)
Christopher B. Wood, MD	1,500,000(2)	53.83%	$1.25	4/30/11(2)	8,247,666	10,805,402
Christopher B. Wood, MD	200,000	7.18%	$7.01	1/6/16(3)	291,360	1,232,086
David P. Luci, Esq.	100,000	3.59%	$7.01	1/6/16(3)	145,680	616,043
David P. Luci, Esq.	185,000(4)	6.64%	$4.55	1/20/14(4)	576,322	1,122,162
Hugh S. Griffith	250,000	8.97%	$7.01	1/6/16(3)	364,200	1,540,107
Andrew Saunders, MD	50,000	1.79%	$7.01	1/6/16(3)	72,840	308,021
Kristen M. Dunker, Esq.	67,500	2.42%	$7.01	1/6/16(3)	98,334	415,829

(1)

The dollar amounts under these columns are the result of calculations at rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying common stock. The potential realizable values are calculated using the closing price of $5.33 per share of our common stock as quoted on the NASDAQ Global Select Market and NASDAQ Global Market on the last day of the fiscal year, or June 30, 2006, and assuming that the market price appreciates from this price at the indicated rate for the entire term of each option and that each option is exercised and sold on the last day of its term at the assumed appreciated price.

(2)

On April 30, 2001, Dr. Wood was granted options to purchase 1,500,000 shares of our common stock at $1.25 per share. The options were immediately exercisable and originally expired on April 30, 2006 but on March 30, 2006, the exercise period was subsequently extended to April 30, 2011.

(3)	Options vest 25% on the grant date and 25% on each of the first, second and third anniversaries of the grant date.
(4)

On December 12, 2005, the Company cancelled options to purchase 185,000 shares of our common stock that were originally issued below fair market value with an exercise price of $4.05. The Company reissued these options at the fair market value on January 20, 2004 (original grant date) with an exercise price of $4.55 and provided a cash bonus to Mr. Luci of $91,575 in return for the increase in the exercise price. The original vesting terms and remaining exercise period of the original grant on date of modification was utilized in the amended grant.

Option Exercises and Year-End Option Values

The following table provides information regarding the exercise of stock options during the fiscal year ended June 30, 2006 and the number and value of unexercised options to purchase our common stock held as of June 30, 2006 by our named executive officers. As permitted by the rules of the SEC, we have calculated the value of the unexercised in-the-money options at fiscal year end on the basis of the closing price of $5.33 per share of our common stock as quoted on the NASDAQ Global Select Market and NASDAQ Global Market on the last day of the fiscal year, or June 30, 2006, less the applicable exercise price multiplied by the number of shares which may be acquired on exercise. We have calculated the value realized of exercised options based on the difference between the per share option exercise price and the fair market value per share of our common stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

During our fiscal year ended June 30, 2006, Hugh S. Griffith exercised options to purchase 125,000 shares of our common stock on February 27, 2006 and paid us the aggregate exercise price of $181,250. In addition, on April 3, 2006, David P. Luci exercised options to purchase 110,000 shares of our common stock and paid us the aggregate exercise price of $81,400. There were no other options exercised in our fiscal year ended June 30, 2006 by the named executive officers.

14

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End 2006 Option/SAR Values

Name	Shares acquired on exercise (#)	Value Realized ($)	Number of Securities underlying unexercised options/SARs at Fiscal Year End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year End($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Christopher B. Wood, M.D.	0	$0	2,147,500	247,500	$8,060,000	$0
David P. Luci, Esq.	110,000	$ 692,450	228,332	216,668	$96,199	$48,101
Hugh S. Griffith	125,000	$918,750	434,166	325,833	$828,332	$74,666
Andrew Saunders, M.D.	0	$0	37,500	62,500	$0	$0
Kristen M. Dunker, Esq.	0	$0	175,000	68,750	$0	$0

Ten Year Option/SAR Repricings

Name	Date	Number of Securities underlying options/SARs repriced or amended (#)	Market Price of Stock at time of Repricing or Amendment ($)	Exercise Price at time of Repricing or Amendment ($)	New Exercise Price ($)	Length of Original Option Term remaining at date of repricing or amendment
David P. Luci, Esq., Chief Financial Officer, General Counsel, Corporate Secretary	12/12/05	185,000(1)	$6.80	$4.05	$4.55	8 years
David P. Luci, Esq., Chief Financial Officer, General Counsel, Corporate Secretary	3/31/03	380,000	$0.735	$1.95	$0.735	9.25 years

(1)

On December 12, 2005, the Company cancelled options to purchase 185,000 shares of our common stock that were originally issued below fair market value with an exercise price of $4.05. The Company reissued these options at the fair market value on January 20, 2004 (original grant date) with an exercise price of $4.55 and provided a cash bonus to Mr. Luci of $91,575 in return for the increase in the exercise price. The original vesting terms and remaining exercise period of the original grant on date of modification was utilized in the amended grant.

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under our equity compensation plans as of June 30, 2006:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	3,203,167	$5.68	503,500
Equity compensation plans not approved by security holders(1)	—	—	—
Total	3,203,167	$5.68	503,500

(1)	We have no equity compensation plans not approved by security holders.

Our board of directors adopted, and our stockholders approved, our 2003 Stock Incentive Plan at our annual meeting held in January 2004. The plan was adopted to recognize the contributions made by our employees, officers, consultants, and directors, to provide those individuals with additional incentive to devote themselves to our future

15

success and to improve our ability to attract, retain and motivate individuals upon whom our growth and financial success depends. There are 4,500,000 shares reserved for grants of options under the plan and at June 30, 2006, 3,996,500 of these options had been issued.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our outstanding equity securities, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of equity securities with the SEC and any national securities exchange on which our equity securities are listed. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of filings made with the SEC and our records, we believe that all of our directors, executive officers and holders of more than 10% of the outstanding shares of our common stock have filed on a timely basis the reports required by Section 16(a) of the Exchange Act during, or with respect to, the year ended June 30, 2006, except as described below. A Form 4 required to be filed in September 2005 by Thomas Scott Nelson was filed five days late. A Form 4 required to be filed in March 2006 by Thomas Scott Nelson was filed one day late. A Form 4 required to be filed in March 2006 by Thomas Scott Nelson was filed one day late. Form 4s required to be filed in January 2006 by Dr. Wood, Robert Sterling, Andrew Saunders, Thomas Scott Nelson, David P. Luci, Michael Kauffman, Hugh Griffith, Kristen M. Dunker and Ian Abercrombie were included as part of their individual Form 5s filed in August 2006.

16

Report of the Compensation Committee of the Board of Directors*

Introduction

Our board of directors’ compensation committee administers our compensation programs. Our compensation committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the chief executive officer’s performance in light of those goals and objectives and, determining and approving the chief executive officer’s compensation level based on this evaluation. Our compensation committee is also responsible for reviewing and approving the salaries and other compensation of our other executive officers.

The compensation committee is currently comprised of Mr. Elms and Drs. Schiff and Kauffman; with Dr. Kauffman serving as chairman of the compensation committee. All current compensation committee members are independent within the meaning of the listing standards of NASDAQ.

Compensation for 2006

Our 2006 executive compensation program consisted of several elements: an annual base salary, annual bonus compensation and incentive stock option grants.

Christopher B. Wood, M.D. is our chairman and chief executive officer. Dr. Wood received a $312,000 annual base salary which was previously approved by the board of directors. The other executive officers also received their previously established or negotiated salaries. The compensation committee’s goal was to provide competitive executive compensation packages as a means of retaining its executive officers. To that end and consistent with its prior practices, the committee strived to compensate executive officers with salaries commensurate with prevailing compensation practices in the bio-pharmaceutical industry. Salaries vary according to the levels of responsibility undertaken by the executive officers.

The compensation committee’s goals with annual bonus and incentive stock option grants was to focus executive behavior on the fulfillment of long-term and annual business objectives, and to create a sense of ownership in the company that causes executive decisions to be aligned with the best interests of our stockholders.

For 2006, our board of directors articulated goals for our company. Our board emphasized several drug development activities and corporate development activities as the most relevant measures in determining executive compensation including obtaining requisite regulatory approval for clofarabine in Europe.

Conclusion

All aspects of our executive compensation are subject to change at the discretion of the committee in reaction to and in recognition of the changing circumstances of the current marketplace. The committee will monitor our executive compensation on an ongoing basis to ensure that it continues to support a performance-oriented environment and remains properly integrated with our annual and long-term strategic objectives.

Compensation Committee

Steve A. Elms

Andrew Schiff, M.D.

Michael Kauffman, M.D.

_________________________

*

The material in this report is not “solicitation material,” is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

17

Performance Graph*

Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on shares of our common stock against (i) the cumulative total return of companies listed on Nasdaq Stock Market Index and (ii) the cumulative total return of a peer group selected by us (Vion Pharmaceuticals, Inc., Enzon Pharmaceuticals, Inc. and Genzyme Corporation). The five-year period compared commences June 29, 2001 and ends June 30, 2006. This graph assumes that $100 was invested on July 2, 2001 in us and each of the market index and the peer group index, at the June 29, 2001 closing price, and that all cash distributions were reinvested. Our common stock price performance shown on the graph is not indicative of future price performance.

_________________________

*

The price performance comparison information in the table is not “solicitation material,” is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock, as of October 18, 2006 by (i) each person whom we know to beneficially own 5% or more of the common stock, (ii) each of our directors, (iii) each person listed on the Summary Compensation Table set forth under “Executive Compensation” and (iv) all of our directors and executive officers. The number of shares of common stock beneficially owned by each stockholder is determined in accordance with the rules of the SEC and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder exercises sole or shared voting or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. The percentage ownership of the common stock, however, is based on the assumption, expressly required by the rules of the SEC, that only the person or entity whose ownership is being reported has converted or exercised common stock equivalents into shares of common stock; that is, shares underlying common stock equivalents are not included in calculations in the table below for any other purpose, including for the purpose of calculating the number of shares outstanding generally. Except as otherwise noted below, the address for each person listed on the table is c/o Bioenvision, Inc., 345 Park Avenue, 41st Floor, New York, New York 10154.

Name	Beneficial Ownership of Stock	Current Percentage of Class(1)

Perseus-Soros Biopharmaceutical Fund, LP (2) 888 Seventh Avenue, 30th Floor New York, New York 10106	7,950,053	19.18%

SCO Capital Partners LLC (3) 1285 Avenue of the Americas, 35th Floor New York, New York 10019	7,670,236	18.50%

Cumberland Associates LLC (4) 1114 Avenue of the Americas New York, NY 10036	2,150,558	5.19%

Christopher B. Wood, M.D.(5)	4,387,404	10.58%

David P. Luci (6)	507,386	1.22%

Hugh Griffith (7)	434,166	1.05%

Thomas Scott Nelson (8)	165,537	*

Andrew Saunders (9)	37,500	*

Kristen Dunker (10)	175,000	*

Steven A. Elms 888 Seventh Avenue, 29th Floor New York, New York 10106	0	*

Andrew N. Schiff, M.D. 888 Seventh Avenue, 29th Floor New York, New York 10106	0	*

19

Name	Beneficial Ownership of Stock	Current Percentage of Class(1)
Michael Kauffman M.D., Ph.D (11)	32,500	*

Joseph P. Cooper (12)	6,250	*

All Executive Officers and Directors as a group (13)	5,745,743	13.86%

*	Represents holdings of less than one percent (1%).
(1)	Based on a total of 41,458,615 shares of common stock outstanding as of October 18, 2006.
(2)

Includes 2,250,000 shares of Series A Preferred Stock currently convertible into 4,500,000 shares of common stock and a warrant to purchase 3,000,000 shares of common stock exercisable at $2.00 per share for five years from May 8, 2002. Also includes 375,044 common shares and a warrant to purchase 75,009 shares of common stock exercisable at $7.50 for five years from May 13, 2004. Perseus-Soros Partners, LLC is the general partner of the Perseus-Soros BioPharmaceutical Fund, LP. Perseus BioTech Fund Partners, LLC and SFM Participation, L.P. are the managing members of Perseus-Soros Partners, LLC. Perseuspur, LLC is the managing member of Perseus BioTech Fund Partners, LLC. Frank Pearl is the sole member of Perseuspur, LLC and in such capacity may be deemed a beneficial owner of securities held for the account of the Perseus-Soros BioPharmaceutical Fund, LP. SFM AH, LLC is the general partner of SFM Participation, L.P. The sole managing member of SFM AH, LLC is Soros Fund Management LLC. George Soros is the Chairman of Soros Fund Management LLC and in such capacity may be deemed a beneficial owner of securities held for the account of the Perseus-Soros BioPharmaceutical Fund, LP.

(3)

Includes a warrant to purchase 1,200,000 shares of common stock exercisable at $1.25 per share for five years from November 16, 2001 issued to SCO Capital, LLC; a warrant to purchase 688,333 shares of common stock exercisable at $1.50 per share for five years from May 8, 2002 issued to SCO Capital, LLC; a warrant to purchase 100,000 shares of common stock exercisable at $1.25 per share for five years from November 16, 2001 issued to SCO Securities, LLC; a warrant to purchase 150,000 shares of common stock exercisable at $1.25 per share for five years from November 16, 2001 held by the Sophie C. Rouhandeh Trust; and a warrant to purchase 150,000 shares of common stock at $1.25 per share for five years from November 16, 2001 held by the Chloe H. Rouhandeh Trust. Steven H. Rouhandeh, in his capacity as President of SCO Capital Partners, LLC and trustee of the trusts, has investment power and voting power with respect to these shares, but disclaims any beneficial ownership thereof. Excludes a warrant to purchase 70,000 shares of common stock exercisable at $1.50 per share for five years from May 8, 2002 which were originally held by SCO Financial Group, LLC, but transferred to (i) Daniel DiPietro (50,000), (ii) Jeremy Kaplan (10,000), and (iii) Joshua Golumb (10,000). SCO Financial Group, LLC served as a financial advisor to us through May 2004 and SCO Capital Partners, LLC extended a $1 million secured credit facility to us in November 2001. SCO Securities, LLC, a related entity, served as placement agent to us in connection with our May 2002 and March and May 2004 financings. As placement agent in connection with the March and May 2004 financing, SCO Securities, LLC received a warrant to purchase 204,452 shares of common stock exercisable at $6.25 per share for five years from March 22, 2004 and a warrant to purchase 55,838 shares of common stock exercisable at $6.25 per share for five years from May 13, 2004.

(4)	Based upon Schedule 13G filed on February 24, 2006, Cumberland Associates owns 2,150,558 shares of common stock.
(5)

Dr. Wood is our chairman and Chief Executive Officer. Excludes 318,750 shares of common stock owned by Julie Wood, Dr. Wood’s spouse, as to which Dr. Wood disclaims any beneficial interest. Includes options to acquire 1,500,000 shares of common stock which are exercisable at $1.25 per share, options to acquire 500,000 shares of common stock which are exercisable at $1.45 per share, options to acquire 97,500 shares of common stock which are exercisable at $8.17 per share and options to acquire 50,000 share of common stock which are exercisable at $7.01 per share.

(6)

Includes options to acquire 123,332 shares of common stock which are exercisable at $4.55 per share, 80,000 options which are exercisable at $8.17 per share and options to acquire 25,000 shares of common stock which are exercisable at $7.01 per share.

(7)

Includes options to acquire 175,000 shares of the common stock which are exercisable at $1.45 per share, options to acquire 116,666 shares of common stock which are exercisable at $4.05 per share, options to acquire 80,000 shares of common stock which are exercisable at $8.17 per share and options to acquire 62,500 shares of common stock which are exercisable at $7.01 per share.

(8)	Includes options to acquire 3,750 shares of common stock which are exercisable at $7.01 per share.

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(9)	Includes options to acquire 25,000 shares of common stock which are exercisable at $5.44 per share and options to acquire 12,500 shares of common stock which are exercisable at $7.01 per share.
(10)

Includes options to acquire 140,000 shares of common stock which are exercisable at $8.25 per share, 18,125 shares of common stock which are exercisable at $8.17 per share and options to acquire 16,875 shares of common stock exercisable at $7.01 per share.

(11)

Includes options to acquire 25,000 shares of common stock which are exercisable at $4.55 per share, options to acquire 3,750 shares of common stock which are exercisable at $8.17 per share and options to acquire 3,750 shares of common stock which are exercisable at $7.01 per share.

(12)	Represents options to acquire 6,250 shares of common stock which are exercisable at $5.62 per share.
(13)	Includes options to acquire 3,064,998 shares of common stock.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March and May 2004, we completed a private placement pursuant to which we issued an aggregate of 2,602,898 shares of our common stock and warrants to purchase an aggregate of 780,870 shares of common stock. An affiliate of SCO Capital Partners LLC, a beneficial owner of more than 5% of our common stock, served as our financial advisor in connection with these financings and earned a placement fee of approximately $1,200,000 in connection with the May 2002 private placement and warrants to purchase 260,291 shares of common stock for $6.25 per share for the March and May 2004 financings. We believe that the terms of the foregoing transactions are no less favorable than could be obtained by us from unrelated parties on an arm’s-length basis.

PROPOSAL 2--AMENDMENT TO 2003 STOCK INCENTIVE PLAN

(Item 2 on Proxy Card)

Our board of directors has previously adopted, and the stockholders previously approved, the Bioenvision, Inc. 2003 Stock Incentive Plan, attached hereto as Annex A. The plan was adopted to recognize the contributions made by our employees, officers, consultants, and directors, to provide those individuals with additional incentive to devote themselves to our future success and to improve our ability to attract, retain and motivate individuals upon whom our growth and financial success depends.

Our board of directors has adopted, subject to stockholder approval, an amendment to the plan to increase the number of shares of common stock that may be issued upon exercise of options or vesting of restricted shares under the plan from 4,500,000 to 6,750,000, which is attached hereto as Annex B.

We have registered with the SEC on a Form S-8 Registration Statement, as amended, the 4,500,000 shares of common stock currently issuable under the plan. If the amendment is approved by the stockholders, the board of directors intends to cause the additional shares that will become available for issuance to be registered on a Form S-8 Registration Statement to be filed with the SEC at our expense.

Currently, the aggregate number of shares which may be issued upon the exercise of options or the vesting of restricted shares under the plan at any time shall not exceed 4,500,000 shares of common stock. As of October 18, 2006, options to purchase 3,996,500 shares had been awarded and not cancelled. Of such options, options to purchase 730,833 shares had been exercised and options to purchase 3,625,667 shares remain outstanding with exercise prices ranging from $1.45 to $8.87 per share, leaving options to purchase 503,500 shares remaining to be issued under the plan.

Our board of directors continues to believe that the plan is an important factor in attracting, retaining and motivating our employees, directors, and consultants. Because of the number of our employees and the fact that we expect in the future to hire a substantial number of additional employees, the board of directors recognizes the need for an additional number of shares that may be issued under the plan.

In view of the foregoing, the board of directors believes that it is appropriate to increase the number of shares which may be issued under the plan in the form of an amendment to the plan to be presented to the stockholders. Accordingly, our board of directors has adopted, subject to stockholder approval, the amendment to the plan, which amends Section 6 of the plan to increase the aggregate number of shares which may be issued upon exercise of options under the plan by 2,250,000 shares, from 4,500,000 to 6,750,000 shares. If the amendment is not approved by the stockholders at the annual meeting, the plan will remain in effect; however, as stated above, options to purchase only 478,500 shares remained available for grant as of October 18, 2006.

If the amendment is approved by the stockholders at the annual meeting, the stockholders will suffer further dilution upon the exercise of future option exercises granted under the plan.

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Vote Required and Board of Director’s Recommendation

Approval of the amendment will require the affirmative vote of a majority of the votes that may be cast by the shares of common stock and Series A Preferred Stock, voting together as a class, present in person or represented by proxy at the annual meeting and entitled to vote thereon.

The key provisions of the plan are as follows:

Eligibility and Administration

The plan authorizes the board of directors or the compensation committee (the “Administrator”), to (i) select the participants who are to be granted options, restricted shares or performance units, (ii) determine the number of shares of common stock to be granted to each participant, (iii) designate options, to the extent the award consists of options, as incentive stock options or nonstatutory stock options, (iv) determine the vesting schedule and performance criteria, if any, for restricted shares and performance units and (v) determine to what extent the awards may be transferable. As of the date hereof, there are approximately 33 employees who are currently eligible to participate in the plan under our policies. All directors and consultants are currently eligible to participate in the plan. The Administrator’s interpretations and construction of the plan are final and binding on us.

Shares Available for Issuance Under the Plan

The stock subject to options and restricted shares granted under the plan are shares of our authorized but unissued or reacquired shares of common stock. On October 18, 2006, the closing price of the common stock on NASDAQ was $5.95 per share. As of October 18, 2006, 2,728,500 shares were available for future grants of options and restricted stock awards, assuming this Proposal 2 is approved by the stockholders. On the same date, there were 41,458,615 shares of common stock outstanding.

Grant, Exercise and other Terms of Awards

Options issued under the plan are designated as either incentive stock options or nonstatutory stock options. Incentive stock options are options meeting the requirements of Section 422 of the Code, and nonstatutory options are options not intended to so qualify.

The exercise price of options granted under the plan may not be less than 100% of the fair market value of our common stock (as defined by the plan) on the date of the grant. With respect to any participant who owns stock representing more than 10% of the voting rights of our outstanding common stock, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value of the common stock on the grant date, and the maximum term of any such incentive stock option must not exceed five years.

Options, restricted shares and performance units are evidenced by written award agreements in a form approved by the Administrator from time to time and no award is effective until the applicable award agreement has been executed by both parties thereto. Options granted under the plan may become exercisable in cumulative increments over a period of months or years, or otherwise, as determined by the Administrator. The purchase price of options shall be paid in cash; provided, however, that if the applicable award agreement so provides, or the Administrator, in its sole discretion, otherwise approves thereof, the purchase price may be paid in shares of common stock having a fair market value on the exercise date equal to the exercise price or in any combination of cash and shares of common stock, as long as the sum of the cash so paid and the fair market value of the shares so surrendered equals the aggregate purchase price. In addition, the Administrator may permit deferred compensation elections by certain directors and executive officers. The award agreement evidencing the restricted shares and/or performance units shall set forth the terms upon which the common stock subject to any awards or the achievement of any cash bonus may be earned.

No options granted under the plan are exercisable after the expiration of ten years (or less in the discretion of the Administrator) from the date of the grant, and no incentive stock options granted under the plan to a participant who owns more than ten percent of the total combined voting power of all classes of our outstanding stock shall be exercisable after the expiration of five years (or less, in the discretion of the Administrator) from the date of the grant. The aggregate fair market value (as of the respective date or dates of grant) of the shares of common stock underlying the incentive stock options that are exercisable for the first time by a participant during any calendar year

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under the plan and all other similar plans maintained by us may not exceed $100,000. If a participant ceases to be our employee for any reason other than his or her death, disability or retirement (as such terms are defined in the plan), such participant shall have the right, subject to certain restrictions, to exercise that option at any time within ninety days (or less, in the discretion of the Administrator) after cessation of employment, but, except as otherwise provided in the applicable award agreement, only to the extent that, at the date of cessation of employment, the participant’s right to exercise such option had vested and had not been previously exercised. The Administrator, in its sole discretion, may provide that the option shall cease to be exercisable on the date of such cessation if such cessation arises by reason of termination for cause (as such term is defined in the plan) or if the participant becomes an employee, director or consultant of an entity that the Administrator determines is in direct competition with us.

In the event a participant dies before such participant has fully exercised his or her option, then the option may be exercised at any time within twelve months after the participant’s death by the executor or administrator of his or her estate or by any person who has acquired the option directly from the participant by bequest or inheritance, but except as otherwise provided on the applicable award agreement, only to the extent that, at the date of death, the participant’s right to exercise such option had vested pursuant to the terms of the applicable award agreement and had not been forfeited or previously exercised.

In the event a participant ceases to be our employee by reason of disability, such participant shall have the right, subject to certain restrictions, to exercise the option at any time within twelve months (or such shorter period as the Administrator may determine) after such cessation of employment, but only to the extent that, at the date of cessation of employment, the participant’s right to exercise such option had previously vested pursuant to the terms of the applicable award agreement and had not previously been exercised.

In the event a participant ceases to be our employee by reason of retirement, such participant shall have the right, subject to certain restrictions, to exercise the option at any time within ninety days (or such longer or shorter period as the Administrator may determine) after cessation of employment, but only to the extent that, at the date of cessation of employment, the participant’s right to exercise such option had vested pursuant to the terms of the applicable award agreement and had not previously been exercised.

Adjustment of Awards Upon Certain Events

If we merge with another corporation and we are the surviving corporation in such merger and under the terms of such merger the shares of common stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding award shall continue to apply to the shares subject thereto and will also pertain and apply to any additional securities and other property, if any, to which a holder of the number of shares subject to the option would have been entitled as a result of the merger.

In the event all or substantially all of our assets are sold, we engage in a merger where we do not survive or we are consolidated with another corporation, each participant shall receive immediately before the effective date of such sale, merger or consolidation restricted shares and the value of any performance units to which the participant is then entitled (regardless of any vesting condition) and each outstanding option will become exercisable (without regard to the vesting provisions thereof) for a period of at least 30 days ending five days prior to the effective date of the transaction. Notwithstanding the foregoing, the surviving corporation may, in its sole discretion, (i) (a) grant to participants with options, options to purchase shares of the surviving corporation upon substantially the same terms as the options granted under the plan, (b) tender to all participants with restricted shares, an award of restricted shares of the surviving or acquiring corporation, and (c) tender to all participants with performance units, an award of performance units of the surviving or acquiring corporation, or (ii) (a) permit participants with restricted shares to receive unrestricted shares immediately prior to the effective date of any transaction, (b) permit participants with performance units to receive cash with respect to the value of any performance units immediately before the effective date of the transaction and (c) provide participants with options the choice of exercising the option prior to the consummation of the transaction or receiving a replacement option.

Notwithstanding anything to the contrary and except as otherwise expressly provided in the applicable award agreement, the vesting or similar installment provisions relating to the exercisability of any award, option or replacement option tendered as described in the previous sentence shall be accelerated, and the participant with restricted shares or performance units shall become fully vested, and the participant with options shall have the right, for a period of at least 30 days, to exercise such options; provided that such accelerations of vesting and exercisability shall occur only in the event that the participant’s employment with or services for us should terminate

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within two years following a change of control (as defined in the plan), unless such employment or services are terminated by us for cause (as defined in the plan) or by the participant voluntarily without good reason (as defined in the plan), or such employment or services are terminated due to the death or disability of the participant. Notwithstanding the foregoing, no incentive stock option shall become exercisable pursuant to the foregoing without the participant’s consent, if the result would be to cause such option not to be treated as an incentive stock option.

The number of shares of common stock covered by the plan, the number of shares of common stock covered by each outstanding option, restricted share and performance unit and the exercise price of any options shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a subdivision or consolidation of such shares or a stock split or the payment of a stock dividend (but only of common stock) or any other increase or decrease in the number of issued shares effected without receipt of consideration by us.

Transfer of Awards

Unless an award is designated transferable by the Administrator upon grant, during the lifetime of the participant who has been granted an award, the award shall not be assignable or transferable. No incentive stock option may be designated as transferable. In the event of the participant’s death, any nontransferable award shall be transferable by the participant’s will or the laws of descent and distribution.

Amendment and Termination

The plan will continue in effect until terminated by the board of directors or until expiration of the plan on November 17, 2013. The board may suspend or discontinue the plan or revise or amend it.

Dissenters’ Appraisal Rights

Under Delaware corporation law, a stockholder of a corporation participating in certain major transactions may, under varying circumstances, be entitled to receive appraisal rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration that he or she would otherwise receive in the transaction. The fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the proposed transaction. Such appraisal rights are not available if the shares are designated as a national market system security on the NASDAQ Global Select Market and NASDAQ Global Market.

Federal Income Tax Consequences

The following discussion is intended only as a general summary of the federal income tax consequences to participants and us with respect to the plan. The discussion is based on current laws which are subject to change at any time or which may be interpreted differently. The discussion does not address tax consequences under the laws of any state, local or foreign jurisdiction, nor does it address federal and state estate, inheritance and gift taxes. Further, the tax treatment of each participant will depend in part upon such participant’s particular tax situation.

The Code provides favorable tax treatment for incentive stock options. Incentive stock options are subject to certain requirements which are set forth in the plan. Generally, upon the grant of an incentive stock option, and upon the exercise of the incentive stock option during employment or within three months after termination of employment, the optionee will not recognize any income. However, any appreciation in the value of the shares from the date of grant through the date of exercise will generally be an item of adjustment in determining the optionee’s potential liability for alternative minimum tax for the taxable year of exercise. The alternative minimum tax may produce a higher tax liability than the regular income tax applicable to the optionee.

The sale or disposition of common stock purchased upon exercise of an incentive stock option is generally a taxable event. The optionee will recognize a gain or loss in an amount equal to the difference between his or her basis in the common stock (normally the exercise price) and the proceeds from the sale or disposition. If the common stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the incentive stock option and is held for at least one year after exercise of the incentive stock option, (the holding period) any gain or loss resulting from the sale or disposition of the common stock will be treated as long-term capital gain or loss. If common stock acquired upon exercise of an incentive stock option is disposed of prior

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to the expiration of the holding period, or a disqualifying disposition, the excess of the fair market value of the common stock on the date of exercise over the exercise price, or the excess of the sale price over the exercise price, whichever is less, will be treated as ordinary income in the year of disposition. However, any additional gain will be taxed as capital gain (i.e., the excess, if any, of the sales price over the fair market value on the date of exercise). If an optionee disposes of the common stock more than one year after the date of exercise, such capital gain or loss will be treated as long-term capital gain or loss.

We are not entitled to a deduction with respect to incentive stock options. However, in the event of a disqualifying disposition, we are entitled to deduct the ordinary income realized by the optionee. Optionees are required to notify the Company of any disqualifying dispositions.

No taxable income will be realized by an optionee upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee must recognize as ordinary income the excess of the fair market value of the common stock on the date of exercise over the exercise price. We may deduct the amount includible in the employee’s income. An optionee’s new basis in the common stock acquired upon exercise of a nonstatutory stock option will generally be the fair market value of the shares on the date of exercise. Upon a subsequent disposition of such common stock, the optionee generally will realize a capital gain or loss to the extent of any intervening appreciation or depreciation. If an optionee disposes of the common stock more than one year after the date of exercise, such capital gain or loss will be treated as long-term capital gain or loss. If the optionee makes a deferred compensation for stock option gains, the optionee will generally recognize ordinary income upon later collecting benefits. In these cases, our tax deductions would coincide in timing and amount with the optionee’s income recognition.

The receipt of restricted shares of stock of us or performance based units in exchange for services provided to us may be a taxable event to the employee. The restricted shares generally are subject to vesting requirements; however, during the taxable year in which such shares are first either vested (i.e. not subject to a substantial risk of being forfeited by the employee) or transferable, the employee will have to report as ordinary income from compensation an amount of income equal to the difference between the fair market value of such shares at the time of vesting or removal of transfer restrictions over the amount paid for such shares, which amount paid generally will be zero. So long as liability under section 16(b) of the 1934 Act applies to the employee with respect to restricted shares, he or she will be deemed not to have yet incurred a taxable event. If performance based units are received subject to either vesting requirements or restrictions on transferability, the same rules apply as with restricted shares. If performance based units are not so restricted, the employee generally will incur taxable ordinary compensation income in an amount equal to the fair market value of such units in the year received, less the amount, if any, paid for such units.

Outstanding Option Grants

The following table summarizes options issued and outstanding under the plan as of October 18, 2006 with respect to the individuals and groups indicated.

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2003 Stock Incentive Plan

Name and Position	# of securities underlying options	Grant Date

Christopher B. Wood, M.D., Chairman of the Board and Chief Executive Officer	500,000 195,000 200,000	12/31/02 1/6/05 1/6/06

David P. Luci, Chief Financial Officer, General Counsel and Corporate Secretary	160,000 185,000 100,000	1/6/05 12/12/05 1/6/06

Hugh Griffith, Chief Operating Officer (Europe)	175,000 175,000 160,000 250,000	10/23/02 1/20/04 1/6/05 1/6/06

Andrew Saunders, M.D., Medical Director	50,000 50,000	3/16/05 1/6/06

Kristen Dunker, Vice President, Corporate Compliance, Associate General Counsel	140,000 36,250 67,500	6/22/04 1/6/05 1/6/06

Executive Group	2,443,750
Executive Director Group	895,000
Executive Officer Employee Group	1,548,750

New Plan Benefits

The amounts to be awarded in the future under the plan are not determinable at this time and it is not possible to determine the amounts which would have been received or allocated to eligible participants under the plan.

Our board of directors recommends voting “FOR” the approval of the amendment to our 2003 Stock Incentive Plan.

PROPOSAL 3 — RATIFICATION OF INDEPENDENT AUDITORS

(Item 3 on Proxy Card)

On April 4, 2005, we notified Grant Thornton LLP (“Grant Thornton”) of Grant Thornton’s dismissal in connection with our decision to engage new auditors as our independent registered public accounting firm. On that date, the Company appointed Deloitte & Touche LLP (“Deloitte”) as our new independent registered public accounting firm for the fiscal year ending June 30, 2005. The decision to engage Deloitte was made by the audit committee of our board of directors on April 4, 2005. The appointment was effective as of such date.

The reports of Grant Thornton on our financial statements for the years ended June 30, 2003 and 2004 did not contain any adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.

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In connection with its audits of our financial statements for the years ended June 30, 2003 and 2004, and during the interim period through December 31, 2004, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference thereto in its reports. During our two most recent fiscal years through June 30, 2004, none of the reportable events described in Item 304(a)(1)(iv) of Regulation S-B occurred, except that in connection with Grant Thornton’s review of our consolidated financial statements for the quarter ended March 31, 2004, Grant Thornton recommended that we strengthen its internal controls over financial reporting, and we made the following disclosure in our quarterly report on Form 10-QSB for the quarter ended March 31, 2004:

“In connection with its review of the Company’s consolidated financial statements for and as of the three month period ended March 31, 2004, Grant Thornton LLP (“Grant Thornton”), the Company’s independent accountants, advised the Audit Committee and management of certain significant internal control deficiencies that they considered to be, in the aggregate, a material weakness, including, inadequate staffing and supervision leading to the untimely identification and resolution of certain accounting matters; failure to perform timely reviews, substantiation and evaluation of certain general ledger account balances; lack of procedures or expertise needed to prepare all required disclosures; and evidence that employees lack the qualifications and training to fulfill their assigned functions. Grant Thornton indicated that they considered these deficiencies to be reportable conditions as that term is defined under standards established by the American Institute of Certified Public Accountants. A material weakness is a significant deficiency in one or more of the internal control components that alone or in the aggregate precludes our internal control from reducing to an appropriately low level the risk that material misstatements in our financial statements will not be prevented or detected on a timely basis. The Company considered these matters in connection with the quarter end closing of accounts and preparation of related quarterly financial statements at and as of March 31, 2004 and determined that no prior period financial statements were materially affected by such matters.

In response to the observations made by Grant Thornton, the Company will proceed more expeditiously with its existing plan to enhance the Company’s internal controls and procedures, which it believes addresses each of the matters raised by Grant Thornton.”

During the our fiscal years ended June 30, 2003 and June 30, 2004 and the period from the end of June 30, 2004 to the date of appointment of Deloitte, we nor anyone acting on our behalf consulted with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

On January 17, 2006, Deloitte notified us of its resignation as our independent registered public accounting firm upon the completion of its review of our unaudited financial information for the quarter ended December 31, 2005. Deloitte completed their review on February 14, 2006, and Deloitte’s resignation became effective on February 15, 2006.

We appointed Deloitte as our independent registered public accounting firm on April 4, 2005. The report of Deloitte on our financial statements for the fiscal year ended June 30, 2005 did not contain any adverse opinion, or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles.

In connection with its audit of our financial statements for the fiscal year ended June 30, 2005, and through February 15, 2006, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference thereto in its report. During our fiscal year ended June 30, 2005 and through February 15, 2006, none of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred except for the identification of the following material weaknesses. In our quarterly report on Form 10-QSB for the three-month period ended March 31, 2005, we identified the following material weakness: Failure to ensure the correct application of SFAS 109 “Accounting for Income Taxes” with respect to purchase business combinations and failure to correct that error subsequently resulting from the lack of personnel knowledgeable in the accounting for income taxes. In our annual report on Form 10-KSB for the fiscal year ended June 30, 2005, we identified the following material weakness: Failure to maintain effective controls relating to the timely identification, evaluation and accurate resolution of non-routine or complex accounting matters.

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Effective April 18, 2006, we appointed J.H. Cohn LLP (“J.H. Cohn”) as our new independent registered public accounting firm. The decision to engage J.H. Cohn was made by the audit committee of our board of directors.

During our fiscal years ended June 30, 2004 and June 30, 2005 and the period from the end of fiscal year June 30, 2005 to the date of appointment of J.H. Cohn, neither we nor anyone acting on our behalf consulted with J.H. Cohn with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements; or (ii) any other matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv)of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v)of Regulation S-K).

Description of Proposal

Our board of directors has appointed J.H. Cohn as our independent auditors for the fiscal year ended June 30, 2006, and has further directed that the appointment of such accountants be submitted for ratification by the stockholders at the annual meeting. We have been advised by J.H. Cohn that neither that firm nor any of its associates has any relationship with us other than the usual relationship that exists between independent certified public accountants and clients. J.H. Cohn will have a representative at the annual meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

Stockholder ratification of the appointment of J.H. Cohn as our independent auditors is not required by our charter or otherwise. However, our board of directors is submitting the appointment of J.H. Cohn to the stockholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our board determines that such a change would be in our and our stockholders’ best interests.

Principal Accounting Firm Fees, not including out of pocket expenses.

Audit Fees:

Audit fees billed to us by J.H. Cohn for the fiscal year ended June 30, 2006, from J.H. Cohn’s appointment on April 18, 2006, totaled approximately $442,323. Approximately $225,000 of the audit fees incurred represent recurring and nonrecurring fees associated with the Sarbanes-Oxley Section 404 internal control audit. Approximately $180,000 represent fees incurred in connection with the audit of our annual financial statements for the fiscal year ended June 30, 2006 included in our annual report on Form 10-K and approximately $35,000 represent fees incurred in connection with the review of our interim financial statements included in our quarterly reports on Form 10-Q.

Audit fees billed to us by Deloitte for (i) the review of interim financial statements included in our quarterly reports on Form 10-Q for the fiscal year ended June 30, 2006, up through the effective date of Deloitte’s resignation on February 15, 2006, (ii) services associated with a consent for our annual report on Form 10-K for the fiscal year ended June 30, 2006, (iii) services associated with the review of prior year auditor’s workpapers, and (iv) services associated with SEC registration statements totaled approximately $68,000.

Audit fees billed to us by Deloitte for (i) the audit of our annual financial statements for the fiscal year ended June 30, 2005 included in our annual report on Form 10-KSB, (ii) the review of interim financial statements included in the Company’s quarterly reports on Form 10-QSB from Deloitte’s appointment on April 4, 2005, totaled approximately $490,000. Approximately $225,000 of the audit fees incurred represent recurring and nonrecurring fees associated with the Sarbanes-Oxley Section 404 internal control audit.

Audit fees billed to us by Grant Thornton for (i) services associated with a consent for our annual report on Form 10-K for the fiscal year ended June 30, 2006 and (ii) services associated with SEC registration statements totaled approximately $55,460.

Audit-Related Fees:

There were no fees billed to us by J.H. Cohn for audit-related services rendered to us for the fiscal year ended June 30, 2006.

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Fees billed to us by Deloitte for audit-related services rendered to us associated with and SEC comment letter for the fiscal year ended June 30, 2006 totaled approximately $5,000.

There were no fees billed to us by Deloitte for audit-related services rendered to us for the fiscal year ended June 30, 2005.

Tax Fees:

Fees billed to us by Grant Thornton for tax compliance, tax advice and tax planning services for the fiscal year ended June 30, 2006 totaled approximately $47,708.

There were no fees billed to us by Deloitte or J.H. Cohn relating to tax services for the fiscal years ended June 30, 2006 and June 30, 2005.

All Other Fees:

Fees billed to us by Deloitte for an online subscription to an accounting resource website totaled approximately $1,500.

The audit committee of the board of directors was advised of the services provided by J.H. Cohn that are unrelated to the audit of the annual fiscal year end financial statements and the review of interim financial statements and has concluded that the provision of any such services is compatible with maintaining their independence as our independent auditor. In the fiscal year ended June 30, 2006, all of the services performed by J.H. Cohn and Deloitte were approved by the audit committee of the board of directors.

Our audit committee pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services and requires the specific approval by the audit committee for services that (i) exceed, in the aggregate, 120% of pre-approved cost levels or budgeted amounts or (ii) are not within the category of pre-approved services set forth in the policy.

J.H. Cohn will have a representative at the annual meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

Vote Required and Board of Directors’ Recommendation

The ratification of the appointment of J.H. Cohn LLP as our independent auditors will require the affirmative vote of a majority of the votes that may be cast by the shares of common stock and Series A Preferred Stock, voting together as a class, present in person or represented by proxy at the annual meeting and entitled to vote thereon.

Our board of directors recommends voting “FOR” the ratification of J.H. Cohn LLP as our independent auditors.

ANNUAL REPORT

Our annual report to stockholders is being concurrently distributed to stockholders herewith.

OTHER MATTERS

Our management does not know of any other matters to come before the annual meeting. If, however, any other matters do come before the annual meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

STOCKHOLDER PROPOSALS

Any of our stockholders who wishes to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and proxy card for our next annual meeting of stockholders must submit the

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proposal to our Secretary no later than June 22, 2007. Such submissions should be delivered to our principal executive offices at 345 Park Avenue, 41st Floor, New York, New York 10154, Attention: Kristen Dunker, Esq.

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ANNEX A

BIOENVISION, INC.

2003 STOCK INCENTIVE PLAN

1.	PURPOSE.

The Plan is intended to provide incentives to key Employees, directors and consultants of the Corporation, to encourage their proprietary interest in the Corporation, and to attract new Employees, directors and consultants with outstanding qualifications through providing select current and prospective key Employees, directors and consultants of the Corporation with the opportunity to acquire Shares.

2.	DEFINITIONS.

Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates otherwise.

(a)	“Act” shall mean the Securities Act of 1933, as amended.
(b)	“Administrator” shall mean the Board or the Compensation Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.
(c)	“Award” shall mean any award made pursuant to this Plan, including Options, Restricted Shares and Performance Units.
(d)	“Award Agreement” shall mean any written document setting forth the terms and conditions of an Award, as prescribed by the Administrator.
(e)	“Board” shall mean the Board of Directors of the Corporation.
(f)

“Cause” in respect of a Participant shall mean dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, conviction or confession of a crime punishable by law (except misdemeanor violations), or engaging in practices contrary to stock “insider trading” policies of the Corporation, by such Participant, in each case as determined by the Administrator, with such determination to be conclusive and binding on such affected Participant and all other persons.

(g)

“Change of Control” shall mean the occurrence of any of the following: (i) the acquisition, directly or indirectly, by any individual or entity or group (as such term is used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, except that such individual or entity shall be deemed to have beneficial ownership of all shares that any such individual or entity has the right to acquire without the happening or failure to happen of a material condition or contingency, other than the passage of time) of more than 50% of the aggregate outstanding voting power of capital stock of the Corporation in respect of the general power to elect directors; or (ii) (A) the Corporation consolidates with or merges into another entity or sells all or substantially all of its assets to any individual or entity, or (B) any corporation consolidates with or merges into the Corporation, which in either event (A) or (B) is pursuant to a transaction in which the holders of the Corporation’s voting capital stock in respect of the general power to elect directors immediately prior to such transaction do not own, immediately following such transaction, at least a majority of the voting capital stock in respect of the general power to elect directors of the surviving corporation or the person or entity which owns the assets so sold.

(h)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

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(i)	“Compensation Committee” shall mean the compensation committee of the Board.
(j)	“Common Stock” shall mean the Common Stock, par value $.001 per share, of the Corporation.
(k)	“Corporation” shall mean Bioenvision, Inc., a Delaware corporation, or any successor hereunder.
(l)

“Disability” shall mean the condition of a Participant who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The determination of whether a Participant is disabled shall be made in the Administrator’s sole discretion.

(m)	“Employee” shall mean an individual whom the Corporation or a Subsidiary classifies as an employee for employment and payroll tax purposes.
(n)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(o)	“Exercise Price” shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.
(p)

“Fair Market Value” shall mean shall mean (i) if the Shares are traded on a national securities exchange, the closing price for such Shares on the day immediately preceding the date of determination or if there is no closing price on such date, the last preceding closing price, (ii) if the Shares are not traded on a national securities exchange, the mean of the high bid and ask quotes of such Shares as reported in the NASDAQ/NMS reports or the National Quotation Bureau Inc.’s pink sheets or in the NASD Bulletin Board on the day immediately preceding the date of determination or if there were no high bid and ask quotes on such date, the last preceding day that there were, and (iii) if neither (i) or (ii) are applicable, as determined in good faith by the Administrator.

(q)	“Good Reason” in respect of a Participant shall mean the occurrence of any of the following events or conditions first occurring on or following a Change of Control:

A change in the Participant’s status, title, position or responsibilities (including reporting responsibilities) that represents a substantial reduction of the status, title, position or responsibilities in respect of the Corporation’s business as in effect immediately prior thereto; the assignment to the Participant of substantial duties or responsibilities that are inconsistent with such status, title, position or responsibilities; or any removal of the Participant from or failure to reappoint or reelect the Participant to any of such positions, except in connection with the termination of the Participant’s service for Cause, for Disability or as a result of his or her death, or by the Participant other than for Good Reason;

A reduction in the Participant’s annual base salary;

The Corporation’s requiring the Participant (without the Participant’s consent) to be based at any place outside a 35-mile radius of his or her place of employment immediately prior to a Change of Control, except for reasonably required travel on the Corporation’s business that is not materially greater than such travel requirements prior to such Change of Control;

The Corporation’s failure to (i) continue in effect any material compensation or benefit plan (or a reasonable replacement therefor) in which the Participant was participating immediately prior to a Change of Control, including, but not limited to the Plan, or (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to a Change of Control (or as in effect following the Change of Control, if greater); or

Any material breach by the Corporation of any provision of the Plan.

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(r)	“Incentive Stock Option” shall mean an option described in Section 422(b) of the Code.
(s)	“Non-Employee Director” shall have the meaning assigned to this phrase in Rule 16b-3 of the Securities and Exchange Commission adopted under the Exchange Act.
(t)	“Nonstatutory Stock Option” shall mean an option not described in Section 422(b) or 423(b) of the Code.
(u)	“Option” shall mean any stock option granted pursuant to the Plan.
(v)

“Option Profit” shall mean the amount (not less than zero) by which the Fair Market Value of a share of Common Stock subject to a Nonstatutory Stock Option on the date of a Participant’s exercise of a Nonstatutory Stock Option exceeds the exercise price of such Nonstatutory Stock Option.

(w)	“Participant” shall mean any person who receives an Award pursuant to Sections 5(a), 8(a), 9(a) or 9(b) hereof.
(x)	“Performance Units” shall mean Awards granted pursuant to Section 9(a) or 9(b) hereof.
(y)	“Plan” shall mean this Bioenvision, Inc. 2003 Stock Incentive Plan, as it may be amended from time to time.
(z)	“Purchase Price” shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.
(aa)	“Restricted Shares” shall mean Shares awarded pursuant to Section 8 of this Plan.
(bb)

“Retirement” shall mean the voluntary cessation of employment by an Employee at such time as may be specified in the then current personnel policies of the Corporation, in the sole discretion of the Administrator or, in lieu thereof, upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

(cc)	“Share” shall mean one (1) share of Common Stock, adjusted in accordance with Section 11 of the Plan (if applicable).
(dd)

“Subsidiary” shall mean any subsidiary corporation as defined in Section 424(f) of the Code, and shall include any entity as to which the Corporation directly or indirectly owns more than a forty percent (40%) interest.

3.	EFFECTIVE DATE.

The Plan was adopted by the Board and became effective immediately on November 17, 2003, subject to the approval of the Corporation’s stockholders pursuant to Section 17 of the Plan.

4.	ADMINISTRATION.

The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by the Compensation Committee. The Administrator shall from time to time at its discretion select the Participants who are to be granted Awards, determine the form of Award Agreements, determine the number of Shares to be subject to Awards to be granted to each Participant, designate an Award of Options as Incentive Stock Options or Nonstatutory Stock Options and determine to what extent the Award shall be transferable. The interpretation and construction by the Administrator of any provisions of the Plan or of any Award granted thereunder shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted thereunder.

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So long as the Common Stock is registered under Section 12 of the Exchange Act, then notwithstanding the first or second sentences of the immediately preceding paragraph, selection of officers and directors for participation and decisions concerning the timing, pricing and amount of an Award shall be made solely by the Board, or by the Compensation Committee, each of the members of which shall be a Non-Employee Director. If the Compensation Committee grants an Award to a person subject to Code Section 162(m), each member of the Compensation Committee shall be an “outside director” within the meaning of that section.

5.	PARTICIPATION.
(a)	Eligibility.

The Participants shall be such Employees (who may be officers, whether or not they are directors) and directors of or consultants to the Corporation or a Subsidiary (whether or not they are Employees) as the Administrator may select subject to the terms and conditions of Section 5(b) below; provided that directors or consultants who are not also Employees shall not be eligible to receive Incentive Stock Options.

(b)	Ten-Percent Stockholders.

A Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

(c)	Stock Ownership.

For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (by whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option or any other option if (as of the time the Option or such other option is granted) the terms of such Option or other option provide that it will not be treated as an Incentive Stock Option, shall not be counted.

(d)	Outstanding Stock

For purposes of Section 5(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant of the Option to the Participant . “Outstanding stock” shall not include shares authorized for issuance under outstanding Options held by the Participant or by any other person.

6.	STOCK.

The stock subject to Awards granted under the Plan shall be Shares of the Corporation’s authorized but unissued or reacquired Shares of Common Stock. The aggregate number of Shares as to which Awards may be granted shall be 3,000,000. Notwithstanding the foregoing, the maximum number of shares of Common Stock for which Incentive Stock Options may be granted under the Plan shall not exceed 3,000,000 shares of Common Stock, reduced by the sum of all Shares previously issued pursuant to Incentive Stock Option Awards and by the aggregate number of Shares of Common Stock subject to then-outstanding Incentive Stock Options. For purposes of the limitations set forth in this Section, if any portion of an Award is forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated, the shares of Common Stock underlying such portion of the Award shall be added back to the shares of Common Stock available for issuance under the Plan. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 11 hereof upon the occurrence of an event specified therein.

7.	TERMS AND CONDITIONS OF OPTIONS.
(a)	Award Agreements.

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Options shall be evidenced by written Award Agreements in such form as the Administrator shall from time to time determine. Such agreements need not be identical but shall comply with and be subject to the terms and conditions set forth below. No Option shall be effective until the applicable Award Agreement is executed by both parties thereto.

(b)	Participant’s Undertaking.

Each Participant shall agree to remain in the employ or service of the Corporation and to render services for a period as shall be determined by the Administrator, from the date of the granting of the Option, but such agreement shall not impose upon the Corporation any obligation to retain the Participant in their employ or service for any period.

(c)	Number of Shares.

Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 11 hereof.

(d)	Exercise Price.

Each Option shall state the Exercise Price. The Exercise Price shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to a Participant described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

(e)	Medium and Time of Payment.

The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Award Agreement so provides, or the Administrator, in its sole discretion otherwise approves therefor, the Purchase Price may be paid by the surrender of Shares in good form for transfer, owned by the person exercising the Option for at least six months (subject to the Administrator’s discretion to waive this six-month requirement) and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price.

Payment of any tax withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of the Participant, or by the Corporation not issuing such number of Shares subject to the Option, having a Fair Market Value at the time of exercise equal to the amount to be withheld or (iii) any combination of (i) and (ii) above. If the Corporation is required to register under Section 207.3 of Regulation G of the Board of Governors of the Federal Reserve System (Title 12 Code of Federal Regulations Part 207), then so long as such registration is in effect, the credit extended by the Corporation to a Participant for the purpose of paying the Purchase Price shall conform to the requirements of such Regulation G.

Upon a duly made deferral election by a Participant eligible to participate under the Corporation’s Deferred Compensation Plan, Shares otherwise issuable to the Participant upon the exercise of a Nonstatutory Stock Option and payment of the Purchase Price by the surrender of Shares (or by the payment of cash if an Award Agreement so provides or if the Administrator exercises its discretion to accept cash) in accordance with the first paragraph of this Section 7(e), will not be delivered to the Participant. In lieu of delivery of such Shares, the Common Stock Account (as defined in the Corporation’s Deferred Compensation Plan) of the Participant maintained pursuant to the Corporation’s Deferred Compensation Plan shall be credited with a number of stock units having a value, calculated pursuant to such plan, equal to the Option Profit associated with the exercised Nonstatutory Stock Option. Such deferral of Option Profit under the Corporation’s Deferred Compensation Plan is available to Participants only if the Shares surrendered in payment of the Purchase Price upon the exercise of a Nonstatutory Stock Option have been held by the Participant for at least six months (or by the payment of cash if an Award Agreement so provides or if the Administrator exercises its discretion to accept cash).

(f)	Term of Options.

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Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years (or less, in the discretion of the Administrator) from the date it was granted, and no Incentive Stock Option granted to a Participant described in Section 5(b) hereof shall be exercisable after the expiration of five (5) years (or less, in the discretion of the Administrator) from the date it was granted.

(g)	Cessation of Service (Except by Death, Disability or Retirement).

Except as otherwise provided in this Section 7, an Option may only be exercised by Participants who have remained continuously in service as an Employee, director or consultant with the Corporation since the date of grant of the Option. If a Participant ceases to be an Employee, director or consultant for any reason other than his or her death, Disability or Retirement, such Participant shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within ninety (90) days (or such shorter period as the Administrator may determine in an Award Agreement) after cessation of service, but, except as otherwise provided in the applicable Award Agreement, only to the extent that, at the date of cessation of service, the Participant’s right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised. The foregoing notwithstanding: (i) unless otherwise provided in an Award Agreement or in the sole discretion of the Administrator, the Option shall cease to be exercisable on the date of such cessation of service if such cessation arises by reason of termination for Cause; and (ii) an Award Agreement may provide that the Option shall cease to be exercisable on the date of such cessation of service if the Participant following cessation becomes an employee, director or consultant of a person or entity that the Administrator, in its sole discretion, determines is in direct competition with the Corporation or a Subsidiary.

For purposes of this Section 7(g) the service relationship shall be treated as continuing intact while the Participant is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, service shall not be deemed to continue beyond the ninetieth (90th) day after the Participant ceased active service, unless the Participant’s reemployment rights are guaranteed by statute or by contract or the Administrator determines in its discretion that the Participant’s service shall be treated as continuing for a term stated in writing.

(h)	Death of Participant.

If a Participant dies while a Participant, or after ceasing to be a Participant but during the period in which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in Section 7(f) above, at any time within twelve (12) months (or such shorter period as the Administrator may determine) after the Participant’s death by the executor or administrator of his or her estate or by any person or persons who have acquired the Option directly from the Participant by bequest or inheritance, but, except as otherwise provided in the applicable option agreement, only to the extent that, at the date or death, the Participant’s right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Award Agreement and had not previously been exercised.

(i)	Disability of Participant.

If a Participant ceases to be an Employee, director or consultant by reason of Disability, such Participant shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within twelve (12) months (or such shorter period as the Administrator may determine) after such cessation of service, but, except as provided in the applicable Award Agreement, only to the extent that, at the date of such cessation of service, the Participant’s right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised.

(j)	Retirement of Participant.

If a Participant ceases to be an Employee by reason of Retirement, such Participant shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within ninety (90) days (or such longer or shorter period as the Administrator may determine) after cessation of employment, but only to the extent that, at the date of cessation of employment, the Participant’s right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised.

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(k)	Limitation on Incentive Stock Options

If the aggregate Fair Market Value (determined as of the date an Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries, exceeds $100,000, the Option shall be treated as a Nonstatutory Stock Option with respect to the stock having an aggregate Fair Market Value exceeding $100,000.

(l)	Other Provisions.

The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option or the transfer of Shares of stock following exercise of the Option) as the Administrator shall deem advisable.

8.	RESTRICTED SHARE AWARDS
(a)	Grants.

The Administrator shall have the discretion to grant Restricted Shares to Participants. As promptly as practicable after a determination is made that an Award of Restricted Shares is to be made, the Administrator shall notify the Participant in writing of the grant of the Award, the number of Shares covered by the Award, and the terms upon which the Shares subject to the Award may be earned. The date on which the Administrator so notifies the Participant shall be considered the date of grant of the Restricted Shares. The Administrator shall maintain records as to all grants of Restricted Shares under the Plan.

(b)	Earning Shares.

Each Award Agreement for Restricted Shares shall state the time or times, and the conditions or circumstances under which, all or part of the Restricted Shares shall be earned and become nonforfeitable by a Participant.

(c)	Accrual of Dividends.

Unless otherwise provided in an Award Agreement, on the last day of each fiscal year of the Corporation, the Administrator shall credit to the Participant’s Restricted Share account under the Plan a number of Restricted Shares having a Fair Market Value, on that date, equal to the sum of any cash and stock dividends paid on Restricted Shares previously credited to the Participant’s account during such fiscal year. The Administrator shall hold each Participant’s Restricted Shares until distribution is required pursuant to subsection (d) hereof.

(d)	Distribution of Restricted Shares.

Timing of Distributions; General Rule. Except as otherwise expressly stated in this Plan, the Administrator shall distribute Restricted Shares and any Restricted Shares attributable to accumulated cash or stock dividends thereon to the Participant or his or her beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

Form of Distribution. The Administrator shall distribute all Restricted Shares, together with any Shares representing dividends, in the form of Common Stock. One Share shall be given for each Restricted Share earned.

9.	PERFORMANCE UNITS

(a)           Performance Units. A Performance Unit is an Award denominated in cash, the amount of which may be based on the achievement of specific goals with respect to Corporation, Subsidiary or individual performance over a specified period of time. The maximum amount of such compensation that may be paid to any one Participant with respect to any one Performance Period (hereinafter defined) shall be $50,000. Performance Units may be settled in Shares (based on their Fair Market Value at the time of settlement, unless an Award

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Agreement provides otherwise) or cash or both, and may be awarded by the Administrator to Employees, directors or consultants to the Corporation or its Subsidiaries.

(b)	Performance Compensation Awards.

(1)         The Administrator may, at the time of grant of a Performance Unit or Restricted Share Award, designate such Award as a “Performance Compensation Award” in order that such Award constitutes qualified performance-based compensation under Code Section 162(m), in which event the Administrator shall have the power to grant such Awards upon terms and conditions that qualify such awards as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Administrator shall establish, in writing, a Performance Period, Performance Measure(s) (hereinafter defined), and Performance Formula(s) (hereinafter defined). Once established for a Performance Period, such items shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

(2)         A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award are achieved and the Performance Formula as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Administrator shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. The maximum Performance Compensation Award for any one Participant for any one Performance Period shall be 25,000 performance Restricted Shares or $50,000.

(c)	Definitions.

(1)         “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Administrator for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulas may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(2)         “Performance Measure” means one or more of the following selected by the Administrator to measure Corporation, Subsidiary and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic or diluted earnings per share; sales or revenue; earnings before interest and taxes (in total or on a per share basis); net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets or subsidiaries. Each such measure shall be to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Corporation (or such other standard applied by the Administrator) and, if so determined by the Administrator, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(3)         “Performance Period” means one or more periods of time (of not less than one fiscal year of the Corporation), as the Administrator may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

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10.	TERM OF PLAN.

Awards may be granted pursuant to the Plan until the expiration of the Plan ten years after the date (specified in Section 3) on which the Plan received Board approval.

11.	RECAPITALIZATIONS; CHANGE OF CONTROL.
(a)	Adjustments in Respect of Recapitalizations and Other Corporate Transactions.

The number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Award and the Exercise Price of Options shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or a stock split or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

If the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Award shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Award would have been entitled as a result of the merger. If the Corporation sells all, or substantially all, of its assets, or the Corporation merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with another corporation, this Plan and each Award shall terminate; provided that in such event (i) each Participant to whom no replacement Award has been tendered by the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation) in accordance with all of the terms of clause (ii) immediately below, shall receive immediately before the effective date of such sale, merger or consolidation, unrestricted Shares equal to the number of Restricted Shares and the value of any Performance Units to which the Participant is then entitled (regardless of any vesting condition), and shall have the right, for a period of at least thirty days, until five days before the effective date of such sale, merger or consolidation, to exercise, in whole or in part (in the discretion of the Participant), any unexpired Option or Options issued to him or her, without regard to the installment or vesting provisions of any option agreement, or (ii) in its sole and absolute discretion, the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation) may, but shall not be obligated to, (I) tender to all Participants with then Restricted Shares, an award of restricted shares of the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation), tender to all Participants with then Performance Units, an award of performance units of the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation), and tender to Participants with outstanding Options under the Plan an option or options to purchase shares of the surviving or acquiring corporation (or of the parent corporation of the surviving or acquiring corporation), in which each new award or awards contain such terms and provisions as shall be required substantially to preserve the rights and benefits of all Awards then held by such Participants or, (II) permit Participants to receive unrestricted Shares with respect to any Restricted Shares (regardless of any vesting condition) immediately before the effective date of the transaction, permit Participants to receive cash with respect to value of any Performance Units (regardless of any vesting condition) immediately before the effective date of the transaction, honor deferral elections that Participants make pursuant to Section 8(e), and grant the choice to all Participants with then outstanding Options of (A) exercising the Options in full as described in clause (i) above or (B) receiving a replacement Option as set forth in clause (ii)(I). A dissolution or liquidation of the Corporation, other than a dissolution or liquidation immediately following a sale of all or substantially all of the assets of the Corporation, which shall be governed by the immediately preceding sentence, shall cause each Award to terminate. In the event a Participant receives any unrestricted Shares in satisfaction of Restricted Shares, any payment in satisfaction of Performance Units, or exercises any unexpired Option or Options prior to the effectiveness of a sale of all or substantially all of the Corporation’s assets or a merger or consolidation of the Corporation with another corporation in accordance with clause (i) of this Section 11, such receipt of unrestricted Shares, such payment, or exercise of any Option or Options shall be subject to the consummation of such sale, merger or consolidation. If such sale, merger or consolidation is not consummated, any otherwise unearned Restricted Shares shall be deemed not to have been distributed to the Participant, any payment made to satisfy Performance Units shall be returned to the Corporation, and any otherwise unexpired Option or Options shall be deemed to have not been exercised, and the Participant and the Corporation shall take all steps necessary to achieve this effect including, without limitation, the Participant delivering to the Corporation the stock certificate representing the Shares issued with respect to Restricted Shares, the return to the Corporation of any payments made to the Participant, or upon the exercise of the Option, endorsed

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in favor of the Corporation, and the Corporation returning to the Participant the consideration representing the Purchase Price paid by the Participant upon the exercise of the Option.

To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

Except as expressly provided in this Section 11, the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option or the number or type of Shares subject to an Award of Restricted Shares.

The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

(b)	Acceleration under Certain Circumstances Following a Change of Control.

Notwithstanding any other provision of the Plan to the contrary and except as otherwise expressly provided in the applicable Award Agreement, the restrictions relating to any Restricted Shares, the vesting of any Performance Units, the vesting or similar installment provisions relating to the exercisability of any Option, and the restrictions, vesting or installment provisions relating to any replacement award tendered to a Participant pursuant to or as a result of, or relating to, a transaction described in the second paragraph of Section 11(a) hereof shall be waived or accelerated, as the case may be, and the Participant shall receive unrestricted Shares with respect to any Restricted Shares, a payment with respect to the value of any Performance Units, or a similar replacement award, and shall have the right, for a period of at least thirty days, to exercise such an Option or replacement option in the event the Participant’s employment with or services for the Corporation should terminate within two years following a Change of Control, unless such employment or services are terminated by the Corporation for Cause or by the Participant voluntarily without Good Reason, or such employment or services are terminated due to the death or Disability of the Participant. Notwithstanding the foregoing, no Incentive Stock Option shall become exercisable pursuant to the foregoing without the Participant’s consent, if the result would be to cause such option not to be treated as an Incentive Stock Option.

12.	RIGHTS AS A STOCKHOLDER; NONTRANSFERABILITY.

(a)           A Participant or a transferee of an Award shall have no rights as a stockholder with respect to any Shares covered by such Award until the date of the issuance of a stock certificate to such Participant or transferee for such Shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(c) or Section 11 hereof.

(b)           Awards are nontransferable except as provided in this paragraph and as the Administrator may otherwise provide. Awards may be transferred by will or by the laws of descent and distribution. Unless otherwise provided in an Award Agreement, a Participant may give an Award that is not an Incentive Stock Option to an immediate family member, to a partnership or trust solely benefiting the Participant or immediate family members, or to an inter vivos trust or testamentary trust from which the Award (or the Award proceeds) will be transferred after the Participant’s death. An immediate family member is a Participant’s natural or adopted child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law. A transfer shall not relieve a Participant from his or her obligations under this Plan or the applicable Award Agreement with respect to the transferred Award or Award proceeds.

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13.	AGREEMENT BY PARTICIPANT REGARDING WITHHOLDING TAXES

(a)           No later than the date of exercise of any Option, the distribution of Shares to a Participant pursuant to a Restricted Share Award, or the payment of any Performance Units, the Participant shall pay to the Corporation or make arrangements satisfactory to the Administrator regarding payment of any federal, state or local taxes of any kind required by law to be withheld, and may satisfy minimum withholding consequences through the surrender of shares subject to the Award; provided that an Award Agreement may provide, or the Administrator may in its discretion permit, a Participant to surrender Shares (including any Shares subject that the Participant has the present right to receive pursuant to the Award) having a Fair Market Value equal to the minimum statutory tax withholding associated with the Award giving rise to the taxable income.

(b)           The Corporation shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to an Award.

14.	SECURITIES LAW REQUIREMENTS.
(a)	Legality of Issuance.

No Shares shall be issued pursuant to any Award unless and until the Corporation has determined that:

1.	it and the Participant have taken all actions required to register the offer and sale of the Shares under the Act, or to perfect an exemption from the registration requirements thereof;
2.	any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and
3.	any other applicable provision of state or Federal law has been satisfied.
(b)	Restrictions on Transfer; Representations of Participant; Legends.

Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Participant shall be required to represent that any Shares being acquired by the Participant are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend (or similar legend in the discretion of the Administrator) and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.”

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Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 13 shall be conclusive and binding on all persons.

(c)	Registration or Qualification of Securities.

The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

(d)	Exchange of Certificates.

If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

15.	AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS.
(a)	The Board may from time to time, with respect to any Shares at the time not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever.

Within the limitations of the Plan, the Administrator may modify any Award, accelerate the vesting of any Restricted Share Award or the rate at which an Option may be exercised, or extend or renew outstanding Options. The foregoing notwithstanding, no modification of an Award shall, without the consent of the Participant, adversely alter or impair any rights or obligations under any Award previously granted to the Participant.

16.	APPLICATION OF FUNDS.

The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

17.	APPROVAL OF STOCKHOLDERS.

The adoption of this restated Plan is subject to approval by the stockholders of the Corporation.

18.	EXECUTION.

To record the adoption of the amended and restated Plan by the Board on November 17, 2003 the Corporation has caused its authorized officers to affix the corporate name and seal hereto.

BIOENVISION, INC.

By:

Name:

Title:

By:

Name:

Title:

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BIOENVISION, INC.

2003 STOCK INCENTIVE PLAN

__________________________

2004 Amendment

_________________________

WHEREAS, Bioenvision, Inc. (the “Company”) maintains the Bioenvision, Inc. 2003 Stock Incentive Plan; and

WHEREAS, the Company has determined that the Plan should be amended in order to increase the number of shares available for issuance pursuant to the Plan from 3,000,000 shares to 4,500,000 shares; and

WHEREAS, the shareholders of the Company approved this amendment to the Plan at the Annual Meeting of Shareholders held on __________ __, 2004.

NOW, THEREFORE, pursuant to Section 15 of the Plan, the Plan is hereby amended as follows, effective immediately.

1.             Section 6 of the Plan shall be amended by revising the first three sentences of that Section in their entirety to read as follows:

The stock subject to Awards granted under the Plan shall be Shares of the Corporation’s authorized but unissued or reacquired Shares of Common Stock. The aggregate number of Shares as to which Awards may be granted shall be 4,500,000. Notwithstanding the foregoing, the maximum number of Shares of Common Stock for which Incentive Stock Options may be granted under the Plan on or after November 17, 2013 shall not exceed 1,500,000 shares of Common Stock, reduced by the sum of all Shares previously issued pursuant to Incentive Stock Option Awards and by the aggregate number of Shares of Common Stock subject to then-outstanding Incentive Stock Options.

WHEREFORE, on this ______ day of ________________ 2004, the Company hereby executes this 2004 Amendment to the Plan.

BIOENVISION, INC.

By ______________________

Its ______________________

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ANNEX B

BIOENVISION, INC.

2003 STOCK INCENTIVE PLAN

__________________________

2006 Amendment

_________________________

WHEREAS, Bioenvision, Inc. (the “Company”) maintains the Bioenvision, Inc. 2003 Stock Incentive Plan, as amended (the “Plan”); and

WHEREAS, the Company has determined that the Plan should be amended in order to increase the number of shares available for issuance pursuant to the Plan from 4,500,000 shares to 6,750,000 shares; and

WHEREAS, the stockholders of the Company approved this amendment to the Plan at the annual meeting of stockholders held on December 15, 2006.

NOW, THEREFORE, pursuant to Section 15 of the Plan, the Plan is hereby amended as follows, effective immediately.

1.             Section 6 of the Plan shall be amended by revising the first three sentences of that Section in their entirety to read as follows:

The stock subject to Awards granted under the Plan shall be Shares of the Corporation’s authorized but unissued or reacquired Shares of Common Stock. The aggregate number of Shares as to which Awards may be granted shall be 6,750,000. Notwithstanding the foregoing, the maximum number of Shares of Common Stock for which Incentive Stock Options may be granted under the Plan on or after November 17, 2013 shall not exceed 3,750,000 shares of Common Stock, reduced by the sum of all Shares previously issued pursuant to Incentive Stock Option Awards and by the aggregate number of Shares of Common Stock subject to then-outstanding Incentive Stock Options.

WHEREFORE, on this ______ day of ________________ 2006, the Company hereby executes this 2006 Amendment to the Plan.

BIOENVISION, INC.

By ______________________

Its ______________________

B-1

BIOENVISION, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BIOENVISION, INC. FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 15, 2006.

The undersigned, as a stockholder of Bioenvision, Inc. (the “Company”), hereby appoints Christopher B. Wood, M.D. and David P. Luci, and each of them, with full power of substitution, as proxies to vote all shares of stock of the Company which the undersigned is entitled to vote through the execution of a proxy with respect to the 2006 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022, on December 15, 2006 at 11:00 a.m., local time, or any adjournment or postponement thereof, and authorizes and instructs said proxies to vote in the manner directed below.

1.	Election of Directors
FOR	WITHHELD
{ }	{ }	(check one)

Nominees:

Christopher B. Wood, M.D.
Michael Kauffman, M.D.
Thomas Scott Nelson, C.A.
Steven A. Elms
Andrew Schiff, M.D.
Joseph P. Cooper

WITHHELD FOR: (Write that nominee's name in the space provided):________________

2.             Amendment to 2003 Stock Incentive Plan: To approve and adopt an amendment to our 2003 Stock Incentive Plan to increase the number of shares that may be granted under the plan from 4,500,000 to 6,750,000.

FOR { }	AGAINST { }	ABSTAIN { }	(check one box)

3.             On the proposal to ratify the appointment of J.H. Cohn LLP as the Company's independent auditors for the fiscal year ending June 30, 2007.

FOR { }	AGAINST { }	ABSTAIN { }	(check one box)

4.             In their discretion, to transact any other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof, or upon matters incident to the conduct of the Annual Meeting.

You may revoke or change your proxy at any time prior to its use at the Annual Meeting by giving the Company written direction to revoke it, by giving the Company a new proxy or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy given by you. Written notice of revocation or subsequent proxy should be sent to Bioenvision, Inc. 345 Park Ave., 41st Floor, New York, New York 10154, Attention: Kristen Dunker, Esq. so as to be delivered at or before the taking of the vote at the Annual Meeting.

(Continued and to be signed on the reverse side)

Returned proxy cards will be voted (1) as specified on the matters listed above; (2) in accordance with the Board of Directors' recommendations where no specification is made; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting. Please mark your choice like this: x

The shares represented by this Proxy will be voted in the manner directed and, if no instructions to the contrary are indicated, will be voted FOR the election of the named nominees and approval of the other proposals set forth above.

The undersigned hereby acknowledges receipt of the notice of the Annual Meeting and the proxy statement furnished therewith.

Print and sign your name below exactly as it appears hereon and date this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Joint owners should each sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Date: ____________________________

_____________________________

Signature (title, if any)

_____________________________

Signature, if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY. YOU MAY REVOKE THIS PROXY IN THE MANNER DESCRIBED ABOVE AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS DESCRIBED HEREIN.